UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12

GreenHunter Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑     No fee required.
☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1048 Texan Trail
Grapevine, TX 76051
Notice of Annual Meeting of Stockholders
To our Stockholders:
          You are hereby notified that our 2008 Annual Meeting of Stockholders of GreenHunter Energy, Inc. (the “Company”) will be held at our biodiesel refinery located at 13605 Industrial Road, Houston, Texas 77015, on Monday, June 2, 2008, at 8:30 A.M., Central Time (CDT) for the following purposes:
(1)	To elect seven directors, each to serve until their respective successors are duly qualified and elected;

(2)	To consider and vote upon a proposal by the Board of Directors to ratify the Company’s 2008 Long-Term Incentive Compensation Plan;

(3)	To consider and vote upon a proposal to ratify restricted stock grants to certain executive officers;

(4)	To ratify the appointment of Hein & Associates as the Company’s independent auditors to examine the accounts of the Company for the fiscal year ending December 31, 2008; and

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
          The Board of Directors has fixed April 25, 2008, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Only holders of record of GreenHunter Energy, Inc.’s (i) Common Stock, par value $.001 per share, and (ii) 2007 Series A 8% Convertible Preferred Stock at the close of business on the Record Date are entitled to vote on all matters coming before the meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be maintained in the Company’s offices at 1048 Texan Trail, Grapevine, Texas 76051 for ten days prior to the meeting.
          Your vote is important. The voting stock of the Company should be represented as fully as possible at the meeting. The enclosed proxy is solicited by the Board of Directors of the Company. Whether or not you plan to attend the meeting in person, please mark, execute, date and return the enclosed proxy in the envelope provided, which requires no postage if mailed within the United States. The return of the enclosed proxy will not affect your right to vote in person if you do attend the meeting. If your shares are held in a street name by a broker or bank, you will need to obtain a written proxy from the broker, bank or other nominee holding your shares to be able to vote at the meeting.

By Order of the Board of Directors

Grapevine, Texas	Gary C. Evans
May 2, 2008	Chairman and
Chief Executive Officer
WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

GreenHunter Energy, Inc.
1048 Texan Trail
Grapevine, TX 76051

PROXY STATEMENT

          The proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s Annual Meeting of Stockholders, which will be held on Monday, June 2, 2008 at 8:30 A.M., Central Time (CDT), at our biodiesel refinery located at 13605 Industrial Road, Houston, Texas 77015, or any adjournment thereof.
          We anticipate that this proxy statement, proxy card and our 2007 annual report to stockholders will be mailed on or before May 2, 2008.
RECORD DATE AND VOTING SECURITIES OUTSTANDING
          Our Board of Directors has fixed the record date for the annual meeting as of the close of business on April 25, 2008. Holders of the Company’s Common Stock, at the close of business on the record date will be entitled to one vote per share on all proper business brought before the Meeting. At the close of business on April 25, 2008, the record date fixed for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding 19,884,350 shares of the Company’s Common Stock, $.001 par value (the “Common Stock”).
          In addition, the holders of the Company’s 2007 Series A 8% Convertible Preferred Stock are entitled, on all matters submitted for a vote of the holders of shares of Common Stock, to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of one share of the 2007 Series A 8% Convertible Preferred Stock on the date of such vote. As of April 25, 2008, there are currently 12,500 shares of 2007 Series A 8% Convertible Preferred Stock issued and outstanding, which are convertible into 2.5 million shares of Common Stock.
VOTING OF SECURITIES
          A proxy card is included with this statement. In order to be valid and acted upon at the annual meeting, your proxy card must be received by the secretary of GreenHunter Energy, Inc. or by the transfer agent, Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas, 75034, before the time set for the holding of the meeting or any adjournment thereof.
          If you submit a proxy, you may revoke it any time prior to the meeting, or if you attend the meeting personally, you may revoke your proxy at that time and vote in person. In addition, you may revoke your proxy by any later dated proxy. A later dated written proxy may be deposited at either our registered office or our principal place of business, at any time up to the time of the meeting, or with the Chairman of the meeting on the day of the meeting. You should note that your mere presence at the meeting, however, will not constitute a revocation of a previously submitted proxy. If your shares are held in a street name by a broker or bank, you will need to obtain a written proxy from the broker, bank or other nominee holding your shares to be able to vote at the meeting.
          The presence at the Meeting, in person or by proxy, of the holders of a majority of such outstanding shares will constitute a quorum. All matters brought before the Meeting will be decided by a majority of the shares represented in person or by proxy. Stockholders do not have cumulative voting rights in the election of directors. If you do not wish to vote for a particular nominee, you must clearly identify such nominee on your proxy card. We will include abstentions in the vote totals, which means that they have the same effect on each proposal as a negative vote. However, broker non-votes, if any, will not be included in the vote totals and therefore will not have any effect.
          The Board of Directors does not intend to bring any matter before the meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. However, if any other matters properly come before the meeting, then the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment in such matters. If the enclosed proxy is properly executed and returned prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted “FOR” the nominees of the Board of Directors and “FOR” the remaining proposal(s). Our Board has designated Gary C. Evans and/or Michael K. Studer to serve as proxies.
PERSONS MAKING THE SOLICITATION
          We will bear all the costs incurred in the preparation and mailing of the proxy, proxy statement, notice of annual meeting and annual report. In addition to solicitation by mail, our directors, officers or employees may solicit proxies by personal interviews, telephone or other means of communication. If they do so, these individuals will not receive any special compensation for these services. We may also retain a proxy solicitor to assist us with the distribution and solicitation of proxies for the meeting at our expense.
PROPOSAL I.
ELECTION OF DIRECTORS
          Our Bylaws provide that our Board of Directors shall consist of a number of directors as determined by the Board but not less than one. The Board has set by resolution the number of directors to serve on the Board at seven. Each director is elected annually and holds office until the close of the next annual meeting of stockholders unless he resigns from that position or ceases to be a director by operation of law. We presently have seven directors all of whom are serving terms that expire at the meeting. Unless you mark a proxy to the contrary, we plan to vote the proxies for the election of the seven nominees as directors as listed herein. All seven of these individuals are current members of the Board. We do not foresee any reason why any of these nominees would become unavailable, but if they should, we may either vote your proxy for a substitute that is nominated by the Board or reduce the size of our Board accordingly.

Gary C. Evans	Michael K. Studer	Renato T. Bertani	Stuart W. Ray
James R. Sasser	Ronald H. Walker	Robert J. Zahradnik
          The names, ages, offices held, period of time served as a director and the principal occupation of each person nominated for election as a director are as follows:

Name	Age	Offices Held	Director Since
Gary C. Evans	50	Chairman and CEO	December 2006
Michael K. Studer	50	Director, President and COO	March 2007
Renato T. Bertani (1)(2)(3)	54	Director	September 2007
Stuart W. Ray(1)(2)	63	Director	December 2007
James R. Sasser	71	Director	February 2008
Ronald H. Walker(1)(2)(3)	70	Director	November 2007
Robert J. Zahradnik(3)	55	Director	December 2007

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating/Corporate Governance Committee

Directors
Gary C. Evans — Chairman and Chief Executive Officer
          Gary C. Evans is the Chairman, Chief Executive Officer and founder of GreenHunter Energy. Mr. Evans has served as the Chairman and Chief Executive Officer of the Company since December 2006. Mr. Evans is also a principal in Global Hunter Holdings, L.P., the parent of Global Hunter Securities, LLC., entities active in both direct capital investments and investment banking activities for numerous high growth Chinese-based enterprises.
          During twenty years ending in April 2005, Mr. Evans served as Chairman, President and Chief Executive Officer of Magnum Hunter Resources, Inc. (a New York Stock Exchange listed company) and Chairman and Chief Executive Officer of all of the Magnum Hunter subsidiaries since their formation or acquisition dating back to 1985. Mr. Evans founded the predecessor company, Hunter Resources, Inc., that was merged into and formed Magnum Hunter Resources, Inc. until its merger with Cimarex Energy, Inc. (NYSE: XEC) during June 2005 in a $2.2 billion transaction. Magnum Hunter Resources, Inc. was in the business of exploration and production of crude oil and natural gas. From 1978 to 1985, Mr. Evans was employed in the banking profession and was associated with the Mercantile Bank of Canada, where he held various positions including Vice President and Manager of the Energy Division of the Southwestern United States, and BancTexas, N.A. f/k/a/ National Bank of Commerce.
          Mr. Evans currently serves as the Lead Director of Novavax, Inc., a NASDAQ listed pharmaceutical company. Mr. Evans serves as an Individual Trustee of TEL Offshore Trust, a NASDAQ listed oil and gas trust. Mr. Evans also serves on the Board of Advisors of the Maguire Energy Institute at Southern Methodist University. Mr. Evans was recognized by Ernst and Young as the Southwest Area 2004 Entrepreneur of the Year for the Energy Sector and was subsequently inducted into the World Hall of Fame for Ernst & Young Entrepreneurs.
Michael K. Studer — Director, President and Chief Operating Officer
          Michael K. Studer has served as a Director and as the President and Chief Operating Officer of GreenHunter Energy since March 2007. During the three years prior to joining GreenHunter Energy, Mr. Studer was involved in investment activities acquiring environmentally-impacted real estate for redevelopment. During the prior twelve years, Mr. Studer was the founder, President and Chief Executive Officer of Entact, Inc., an environmental services firm. Entact is the country’s largest provider of engineering, technical/regulatory analysis and remediation contracting services to the private sector. With over 600 employees, Entact has completed projects in 35 states and seven countries. Mr. Studer sold the company in 2003.
          Mr. Studer holds four patents for the processing and treatment of hazardous materials. Prior to founding Entact, Mr. Studer was Executive Vice President and the second largest shareholder in an environmental services company specializing in providing design/build services to the petroleum industry. This company completed the largest sole sourced design/build remediation project ($250 million) in the United States for a major oil company. Mr. Studer received a Bachelor of Business Administration from Texas Tech University in 1982.
Renato T. Bertani — Director
          Renato T. Bertani has been a Director of the Company since September 2007. In March of 2007, Mr. Bertani took over as President and CEO of Thompson & Knight Global Energy Services, LLC, a subsidiary of the law firm Thompson & Knight dedicated to render business development and portfolio management services to the energy industry.
          He previously served as President of Petrobras America, Inc., a subsidiary of the Brazilian state company based in Houston, Texas, where he was responsible for an investment plan and the construction of a portfolio of exploration and production assets, as well as the company’s acquisition and planned expansion of a major refinery in Pasadena, Texas. Mr. Bertani dedicated over thirty years of professional and managerial services to Petrobras, having occupied several high level management positions, among them Director of International E&P activities and Managing Director of Petrobras UK.

          He has over thirty years of international experience in exploration and production projects, acquisitions and divestments in several Latin American countries (particularly Brazil, Colombia, Bolivia, and Argentina), West Africa, the United Kingdom, and the Gulf of Mexico.
          Mr. Bertani is Vice President of the World Petroleum Council, responsible for the technical program for the next World Petroleum Congress that will take place in Madrid in 2008, and President of the Brazil Texas Chamber of Commerce. He also serves in the advisory board of the Center for International Studies of the St. Thomas University. Mr. Bertani holds a Ph. D. in Sedimentary Geology and Geochemistry from the University of Illinois.
Stuart W. Ray — Director
          Stuart W. Ray has been a Board member since December 2007. Mr. Ray is an executive with broad experience in the financial services and energy industry. He currently is a partner in Sonenshine Partners LLC, a boutique investment banking firm in New York City. He is also a partner in Urban American Partners LLC, which identifies, acquires and operates portfolios of working class housing in metropolitan areas. Mr. Ray helped found this company in 1998. Mr. Ray is also a Director of SandRidge Energy, Inc., an NYSE listed energy company based in Oklahoma City, Oklahoma.
          From 1982 to 1998, Mr. Ray was a partner and Managing Director of BT Wolfensohn, the mergers and acquisitions arm of Bankers Trust, and Wolfensohn and Company which Bankers Trust acquired in 1996. Mr. Ray has broad experience advising global companies, including Daimler Benz, Baxter International, Perkin Elmer, Johnson & Johnson and AIG.
          From 1977 to 1980, Mr. Ray served in the US Department of Energy in Washington DC, under the Assistant Secretary of Policy where he was actively involved in policy development for solar and renewable energy initiatives and assisted in writing the President’s policies on solar and renewable energy. These efforts formed the basis for current government programs in this area.
          Mr. Ray received his Bachelor of Arts degree in 1965 from Harvard University and his MBA from Harvard Business School in 1970. Mr. Ray is a chartered financial analyst, a member of the CFA Institute, New York Society of Security Analysts, and the NASD.
Senator James R. Sasser — Director
          Senator James R. Sasser has been a Director of the Company since February 2008. Senator Sasser has devoted more than a quarter century to public service. He practiced law in Nashville, Tennessee until he was elected to the United States Senate in 1976. He was a United States Senator from Tennessee for eighteen years. Senator Sasser served as Chairman of the Senate Budget Committee as well as Chairman of various subcommittees on the Appropriations Committee, the Banking Committee and the Governmental Affairs committee.
          In 1995, Senator Sasser was appointed a Fellow at the Kennedy School at Harvard University. While at Harvard, he was appointed Ambassador to the People’s Republic of China by President Bill Clinton and served in that capacity for almost four years. He played a pivotal role in stabilizing Sino-US relations and traveled with President Jiang Zemin on his historic State visit to the United States in 1997.
          Senator Sasser serves on the Board of Trustees of the National Geographic Society, on the Board of the Elliott School of International Relations at George Washington University and is a member of the Council on Foreign Relations. He is presently a senior advisor to FedEx Corporation and senior counselor to APCO Worldwide in Washington, DC. He has served as a consultant to other US corporations doing business in China, including Ford Motor Company, the former Unocal Corporation, and Brown-Forman Corporation.

          Senator Sasser was educated at Vanderbilt University where he received a Bachelor of Arts degree in 1958 and a Doctor of Jurisprudence degree from Vanderbilt Law School in 1961. In 1998, Senator Sasser was selected as a distinguished alumnus of Vanderbilt Law School. He has also served in the U.S. Marine Corps.
Ronald H. Walker — Director
          Ronald H. Walker has been a Director of the Company since November 2007. Prior to his retirement in 2001, Mr. Walker was a senior partner with Korn/Ferry International, the world’s largest executive search firm, for over twenty years. At Korn/Ferry, Mr. Walker’s client base included the Fortune 100 companies. Mr. Walker’s extensive record of government services includes Special Assistant to the President of the United States from 1969 to 1972 where he was the founder and first Director of the White House Advance Office. In this position, he was responsible for planning and coordinating all Presidential travel both domestic and international. Those visits included all fifty states and 25 countries. He personally directed the preparations for the President’s historic trips to the People’s Republic of China and Russia.
          President Nixon appointed Mr. Walker the 8th Director of the National Park Service in December 1972 where he served until 1975. In this position, he was charged with the preservation and care of the country’s 300 National Park System areas encompassing 300 million acres of land. He administered a budget of $350 million and managed 15,000 employees who served the 230 million people that visit America’s parklands annually.
          Mr. Walker previously served as a consultant to the White House Personnel Office. He has also served as a senior advisor to four Presidents and on Special Diplomatic assignments abroad. In addition, he has served as a senior advisor to nine Republican Conventions, highlighted by his Chairmanship and position of CEO of the 1984 Republican National Convention held in Dallas, Texas. At the request of President Ronald Reagan, he also chaired the 50th Presidential Inauguration.
          Mr. Walker has served on numerous Boards, both public and private, including being a public sector member of the United States Olympic Committee (USOC), the National Collegiate Athletic Association (NCAA), Kennedy Center, Vice Chair of the President’s Council on Physical Fitness and Sports, past chairman of the Freedom’s Foundation at Valley Forge, the National Park Foundation, Grand Teton National Park Foundation, Ford’s Theatre, and Vice Chairman of the Bicentennial of the U.S. Constitution.
          Mr. Walker is a distinguished graduate from the University of Arizona with a BA in Government and American History. He also served in the U.S. Army, reaching the rank of captain.
Robert J. Zahradnik — Director
          Mr. Zahradnik has been a Director of the Company since December 2007. Robert Zahradnik is the Operating Director of the Southern Ute Growth Fund. He has been employed by the Southern Ute Indian Tribe since 1988. He wrote the business plan for and was the first employee of Red Willow Production Company, the Tribe’s Exploration and Production Company. He was President of Red Willow from 1992 until 2000. During Mr. Zahradnik’s tenure Red Willow reserves increased from 0 to 500 billion cubic feet of gas. Red Willow Currently produces approximately 160 million cubic feet (net) of gas per day. As Operating Director, Mr. Zahradnik still functions as CEO of Red Willow.
          From 1989 through 2000 Mr. Zahradnik was also the Tribe’s Manager of Exploration and Production for the Tribe’s Department of Energy. In that capacity he was heavily involved in all of the Tribe’s major energy transactions (totaling more than $1 billion). These transactions included energy acquisitions, capital expansion projects, large financial transactions, establishment of joint ventures, and large scale field operations. These successful transactions resulted in the Tribe’s current $3.0 billion plus investment portfolio, which led to the Tribes AAA credit rating from Fitch and Standard and Poor’s. Mr. Zahradnik earned a bachelor’s degree in Mechanical Engineering from Penn State in 1977.
          Pursuant to that certain Subscription Agreement dated December 10, 2007 by and between the Company and GF Private Equity Group, LLC, GF Private Equity Group has the right to nominate one member to the

Company’s Board so long as GF Private Equity Group owns common stock that aggregates at least 5% of the outstanding common stock of the Company. In the event that GF Private Equity Group ceases to own 5% of such common stock, GF Private Equity Group representative is to resign within five business days of such event. Mr. Zahradnik has been named as GF Private Equity Group’s initial representative.
          Our Board of Directors recommends that stockholders vote FOR each of the foregoing directors. Unless otherwise directed by a proxy marked to the contrary, it is the intention of management to vote proxies FOR the election of the foregoing nominees as directors.
PROPOSAL II.
RATIFICATION OF THE COMPANY’S 2008 LONG-TERM INCENTIVE COMPENSATION PLAN
          In April 2008, the Company adopted its 2008 Long-Term Incentive Compensation Plan (the “Incentive Plan”), which provides for equity incentives to be granted to employees, officers or directors of the Company, as well as key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares on the date of grant, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the foregoing. A maximum of 2,000,000 shares of Common Stock were authorized for issuance under the Incentive Plan.
          The Company is seeking stockholder ratification and approval for the Incentive Plan. By allowing the Company to offer key personnel long-term equity-based compensation, the Board of Directors believes that the Incentive Plan will enable the Company to attract, motivate and retain individuals of superior talent to direct and manage the Company.
          Certain provisions of the Incentive Plan are summarized below. The complete text of the Incentive Plan, as amended, is attached to this proxy statement as Annex B.
          Description of the Incentive Plan. The Incentive Plan provides for the grant of incentive stock options, non-statutory options, shares of restricted stock, stock appreciation rights (“SARs”), stock bonus awards and other stock-based awards. Awards under the Incentive Plan may be made to key employees, including officers and directors who may be employees, and to key non-employee consultants or advisors.
          The Incentive Plan is administered by the Compensation Committee. The Committee has full authority, subject to the terms of the Incentive Plan, to determine the individuals or class of individuals to whom awards are made, the number of shares of Common Stock represented by each award, the date or dates on which options are granted and exercisable, the exercise price of options, and the date or dates on which SARs, restricted stock, stock bonus awards or other stock awards will be issued, vested or exercisable.
          Description of Options under the Incentive Plan. The Incentive Plan authorizes the award of both incentive stock options, for which option holders may receive favorable tax treatment under the Code, and nonstatutory options, for which option holders do not receive special tax treatment. For further information regarding the tax treatment of options granted under the Incentive Plan, see “Tax Treatment of Awards” below.
          Incentive stock options may be granted only to employees. Nonstatutory stock options may be granted to employees, directors, consultants and advisors. The exercise price of each option will be determined by the Compensation Committee, and may be equal to or greater than the fair market value of the stock on the date of grant of the option, provided that the exercise price of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant.
          The optionee may pay the exercise price (i) in cash, (ii) by delivering shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the option, or (iii) by payment through a broker in accordance with cashless exercise procedures permitted by Regulation T of the Federal Reserve Board.

          Options vest according to the terms and conditions determined by the Compensation Committee and specified in the option agreement. The Committee will determine the term of each option up to a maximum of ten years from the date of grant; provided that the term of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not exceed five years from the date of grant. The Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.
          Description of Stock Appreciation Rights. An SAR is an award that entitles the holder to receive an amount equal to the difference between (1) the fair market value of the shares of Common Stock at the time of exercise of the SAR and (2) the fair market value of the shares of Common Stock on the date that the SAR was granted. Under the Incentive Plan, this amount is paid to the holder upon the exercise of an SAR in the form of cash or shares of Common Stock (valued at their fair market value at the time of exercise) or a combination thereof.
          Description of Restricted Stock. Restricted stock awards are grants of Common Stock subject to vesting over a required period of employment or service following the date an award is granted, (the “restricted period”), and any other conditions established by the Compensation Committee. The Compensation Committee may in its sole discretion grant restricted stock at no cost to a participant or it may establish a purchase price that may be less than the fair market value of a share of Common Stock on the date of grant. A recipient of a restricted stock award will become the holder of shares of Common Stock free of all restrictions if he or she completes the restricted period and satisfies any other conditions; otherwise, the shares will be forfeited. The recipient of the restricted stock may not sell, pledge or otherwise encumber or dispose of restricted stock until the conditions imposed by the Committee have been satisfied. The Committee may accelerate the termination of the restricted period or waive any other conditions with respect to any restricted stock.
          Stock Bonus Awards and Other Stock-Based Awards. Stock bonus awards consist of awards of shares of Common Stock that are subject to the achievement of performance objectives set by the Compensation Committee. Other stock-based awards include awards that are in some way related to the Common Stock, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries of the Company. Other stock-based awards may be awarded either alone or in addition to or in tandem with any other awards under the Incentive Plan or any other plan of the Company.
          New Plan Benefits. Awards to be received by individual participants are not determinable because the Compensation Committee determines the amount and nature of any award under the Incentive Plan in its sole discretion at the time of grant. As a result, the benefits that might be received by participants receiving discretionary grants under the Incentive Plan are not determinable.
          Loans. The Compensation Committee may, in its sole discretion, provide for loans to persons in connection with all or any part of an award under the Incentive Plan. Any loan made pursuant to the Incentive Plan will be evidenced by a loan agreement, promissory note or other instrument containing such terms and conditions as the Compensation Committee shall prescribe. Notwithstanding the foregoing, each loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.
          Tax Treatment of Awards. The discussion below summarizes the expected federal income tax treatment of awards under the Incentive Plan, under currently applicable laws and regulations. It is only a summary of the effect of U.S. federal income taxation upon recipients of awards and the Company with respect to the grant and exercise of awards under the Incentive Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a recipient’s death or the income tax laws of any municipality, state or foreign country in which the recipient’s income or gain may be taxable.
          Stock Options. Under federal tax law, upon the grant of a nonstatutory stock option, no taxable income will be realized by the optionee, and the Company will not be entitled to any tax deduction. Upon exercise of a nonstatutory stock option, an optionee will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Stock on the date of exercise (the “Spread at Exercise”). The Company will be entitled to a corresponding tax deduction.

          Upon the grant of an incentive stock option, no taxable income will be realized by an optionee, and the Company will not be entitled to any tax deduction. If an optionee exercises the option, without having ceased to be an employee at any time during the period from the grant of the option until three months before its exercise, then generally, no such taxable income or deduction will result at the time of the exercise of such option. If no “disqualifying disposition” of the stock transferred to an optionee upon exercise of the option is made by the option holder (i.e., no disposition occurs within the period that ends on the later to occur of one year after such stock is so transferred and two years after the grant of the option), any profit (or loss) realized by an optionee from a sale or exchange of such stock will be treated under the Code as long-term capital gain (or loss), and no tax deduction will be allowable to the Company with respect thereto. When an optionee exercises an incentive stock option, the Spread at Exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax provisions of the Code. If a disqualifying disposition of such stock is made by an option holder, the disposition will result in ordinary income at the time of the disposition in an amount equal to the lesser of (1) the gain on the sale or (2) the Spread at Exercise. If the gain exceeds the Spread at Exercise, the excess is a short-term or long-term capital gain depending upon how long the shares are held prior to the sale. If the stock is sold for less than the exercise price, failure to meet the holding period requirement generally will result in a short-term or long-term capital loss, depending upon how long the shares have been held before the sale, equal to the difference between the exercise price and the sale price.
          SARs. Under current federal tax law, upon the grant of an SAR, no taxable income will be realized by the holder, and the Company will not be entitled to any tax deduction. Upon exercise of an SAR, the holder will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the fair market value of the Common Stock on the date of grant of the SAR and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a corresponding tax deduction at the time of exercise.
          Restricted Stock Awards. A recipient generally does not recognize taxable income on the grant of shares of restricted stock, but does recognize ordinary income on the vesting date in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt.
          However, a recipient may elect to recognize income upon the grant of shares of restricted stock, rather than when the recipient’s interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as qualified dividend income, and the recipient will not recognize additional income when the restrictions applicable to the shares of restricted stock lapse. The recipient will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture. The Company will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m).
          Stock Bonus Awards. A recipient does not recognize taxable income on the grant of stock bonus awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when the cash or shares of Common Stock are delivered to the participant. The amount of this ordinary income will be the fair market value of the shares on the date of delivery, plus the amount of any cash payable or paid, as applicable. Any dividends paid on stock bonus awards are also taxable as compensation income upon payment. The Company will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of stock bonus awards, subject to the limitations of Section 162(m).
          Withholding. The Company will retain the right to deduct or withhold, or require the recipient to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the Incentive Plan.

          Change in Control and Excess Parachute Payments. The accelerated vesting of awards upon a change in control could result in a participant being considered to receive “excess parachute payments” (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. If so, the Company would not be able to deduct the excess parachute payments.
          Section 162(m) Limitations. Section 162(m) of the Code generally places a $1,000,000 annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is an employee who is, on the last day of the company’s taxable year in which the deduction would otherwise be claimed, the company’s chief executive officer or one of the other four highest paid officers named in its proxy statement. This limit does not apply to compensation that satisfies the applicable requirements for a performance-based compensation exception, one of which is that stockholders approve the material terms of the compensation.
          The Incentive Plan incorporates the requirements for the performance-based compensation exception applicable to options and SARs, so that all such awards should qualify for the exception. In addition, the Compensation Committee may grant other awards designed to qualify for this exception. However, the Committee reserves the right to grant awards that do not qualify for this exception, and in some cases, including a change in control, the exception may cease to be available for some or all awards (including options and SARs) that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the Company.
          The summary of federal income tax consequences set forth above is for general informational purposes only and may not be applicable to all individuals. Participants should consult their own tax advisors for a determination as to the specific tax consequences applicable to them.
          The ratification of the Company’s 2008 Incentive Plan requires the affirmative vote of a majority of the votes cast at the annual meeting.
          Our Board of Directors recommends that you vote “FOR” the ratification of the 2008 Incentive Plan. Proxies will be so voted unless stockholders specify otherwise in their proxies.
PROPOSAL III.
RATIFICATION OF RESTRICTED STOCK GRANTS
          In February 2008, the Compensation Committee approved the granting of shares of restricted stock to certain officers of the Company as part of their compensation for fiscal year 2007. The Committee approved such granting of shares based on its review of the accomplishments of the Company during fiscal year 2007 and each executive’s contributions to such accomplishments. Certain of the accomplishments achieved by the Company during 2007 are summarized below:
•	Acquired a waste oil/chemical refinery located in Houston for conversion into the nation’s largest biodiesel refinery;

•	Acquired a renewable fuel power plant located in Imperial Valley, CA;

•	Acquired a 45,000 barrel per month methanol tower;

•	Through various private placements of securities, raised $41.2 million of equity capital;

•	Completed private placement memorandum for the issuance of the Company’s 10% Redeemable Debentures for $60 million which raised approximately $8 million for fiscal year 2007;

•	Completed the Company’s listing application with the American Stock Exchange and began trading on January 2, 2008; and

•	Completed in late December the $150 million accordion credit facility with WestLB including the initial $43.5 million project loan to finance the construction of the biodiesel facility in Houston, Texas.

          The Compensation Committee believes that the overall objective for our restricted stock grants is to provide an equitable and competitive means to reward our executives and other officers for their contribution to our long-range success. Our goal is to meet the following objectives:
•	link each participant’s remuneration to our long-term success through the appreciation of stock price;

•	align the interests of our officers with the interests of our stockholders, by linking the long-term value of the compensation to stockholder returns;

•	provide annual grants of restricted stock or options that are market competitive; and

•	improve our ability to attract and retain officers.
          The Compensation Committee, based on the above accomplishments granted and approved the following shares of restricted common stock to the below named executive officers:

Name	Title	Shares
Gary C. Evans	Chairman and CEO	10,576
Michael K. Studer	Director, President and COO	5,659
Morgan F. Johnston	Sr. VP, General Counsel and Secretary	3,994
David S. Krueger	VP and CFO	4,427
Bruce A. Baughman	VP of Technology and Engineering	863

TOTAL		25,519
          Each executive officer understands that: (i) the shares of common stock have not been registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) sold, assigned or transferred pursuant to an exemption from such registration, provided that upon the request of the Company, the officer delivers to the Company an opinion of counsel, in a form reasonably acceptable to the Company, confirming the availability of such exemption, or (C) the officer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.
          The ratification of the restricted stock grant to executive officers by the Compensation Committee requires the affirmative vote of a majority of the votes cast at the annual meeting.
          Our Board of Directors recommends that you vote “FOR” the ratification of the restricted stock grants to executive officers. Proxies will be so voted unless stockholders specify otherwise in their proxies.
PROPOSAL IV.
INDEPENDENT PUBLIC ACCOUNTANTS
          It is the recommendation of our Audit Committee to appoint the firm of Hein & Associates as independent auditors of the Company for its fiscal year ended December 31, 2008, and is submitting such selection to the Company’s stockholders for their ratification. The Board recommends that such appointment be approved by the stockholders. The affirmative vote of a majority of the shares of Common Stock present or represented at the meeting is necessary to ratify the appointment of Hein & Associates. A representative of Hein & Associates is expected to be present at the meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. If the foregoing proposal is not approved, or if Hein & Associates declines to act or otherwise becomes incapable of performing, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to fiscal year 2008 will be subject to approval by the stockholders at the 2008 Annual Meeting.
Principal Accounting Fees and Services

	For the Year Ended December 31,
	2007	2006
Audit (a)	$79,501	$15,000
Tax preparation fees	10,576	7,643
All other fees (b)	40,078	2,550

TOTAL	$130,155	$25,193

(a)	Includes fees paid to Hein & Associates for the audit of GreenHunter BioFuels, Inc. financial statements in association with the GreenHunter BioFuels, Inc. acquisition during 2007.

(b)	Includes fees paid to Hein & Associates for the review of financial information filed in the Company’s Form 10.
     Based on the recommendation of our Audit Committee, our Board of Directors recommends that stockholders vote FOR the appointment of Hein & Associates LLP as auditor. Unless otherwise directed by a proxy marked to the contrary, it is the intention of management to vote proxies FOR the appointment of Hein & Associates LLP as auditor.
Corporate Governance
          The business, property and affairs of the Company are managed by the Chief Executive Officer under the direction of the Board of Directors. The Board has responsibility for establishing broad corporate policies and for overall performance and direction of the Company, but is not involved in the day-to-day operations. Members of the Board keep informed of the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with the Chief Executive Officer and other officers.
          The Board has adopted corporate governance guidelines that address significant issues of corporate governance and set forth the procedures by which the Board carries out its responsibilities. Among the areas addressed by the guidelines are director qualifications and responsibilities, Board committee responsibilities, selection and election of directors, director compensation and tenure, director orientation and continuing education, access to management and independent advisors, succession planning and management development, board meetings and board and committee performance evaluations. The Board’s Nominating/Corporate Governance committee is responsible for assessing and periodically reviewing the adequacy of these guidelines.
          The guidelines provide that at least a majority of the members of the Board must be independent as required by the American Stock Exchange corporate governance listing standards. The Board has affirmatively determined that all directors, with the exception of Mr. Gary C. Evans, Chairman and CEO and Mr. Michael K. Studer, President and COO, qualify as independent directors under these standards based on its review of all relevant facts and circumstances.
          The Company also has an Audit Committee established in accordance with the requirements of the American Stock Exchange and the Securities Exchange Act of 1934, as amended. The Audit Committee is currently comprised of three independent directors: Mr. Stuart W. Ray, Chairman, Mr. Renato T. Bertani and Mr. Ronald H. Walker. The Board of Directors has made a determination that the members of the Audit Committee satisfy the requirements of the American Stock Exchange as to independence, financial literacy, and experience. The Board of Directors has also determined that Mr. Ray qualifies as an audit committee financial expert as defined in item 401(h) of Regulation S-K. No member of the Audit Committee serves on the audit committees of more than two other public companies.

Code of Conduct and Ethics
          The Company has a code of conduct and ethics that applies to its officers, employees and directors. This code assists employees in resolving ethical issues that may arise in complying with its policies. The Company’s senior financial officers are also subject to the code of ethics for senior financial officers. The purpose of these codes is to promote, among other things:
•	ethical handling of actual or apparent conflicts of interest;
•	full fair and accurate and timely disclosure in filings with the Securities and Exchange Commission and other public disclosures;
•	compliance with the law and other regulations;
•	protection of the Company’s assets;
•	insider trading policies; and
•	prompt internal reporting of violations of the codes.
     Both of these codes are available on our website at www.greenhunterenergy.com. We will provide these codes free of charge to stockholders who request them. Any waiver of these codes with respect to officers and directors of the Company may be made only by the Board of Directors and will be disclosed to stockholders on our website, along with any amendments to these codes.
Communication with the Board
          The Board has approved the process that stockholders or other interested parties may use in contacting the members of the Board. All parties wishing to communicate with the Board should address letters to:
GreenHunter Energy, Inc.
Attention: Corporate Secretary
1048 Texan Trail
Grapevine, Texas 76051
          In addition, interested parties may e-mail the corporate secretary at: mjohnston@greenhunterenergy.com. All such communications will be forwarded by the Secretary directly to the Board.
Identification of Director Candidates
          Our Nominating/Corporate Governance Committee is responsible for identifying and reviewing director candidates to determine whether they qualify for and should be considered for membership on the Board. The Committee seeks candidates from diverse business and professional backgrounds with outstanding integrity, achievements, judgment and other skills and experience that will enhance the Board’s ability to serve the long-term interests of stockholders. Members of the Board will be asked to submit recommendations when there is an opening or anticipated opening for a director position. The Nominating/Corporate Governance Committee may also use outside sources or third parties to find potential Board member candidates, and similarly may use the services of outside sources or a third party to identify, evaluate or assist in identifying or evaluating nominees brought to their attention.
          The Nominating/Corporate Governance Committee will also consider director candidates recommended by the stockholders. For the 2009 annual meeting of stockholders, any such recommendation should be submitted in writing on or before December 31, 2008, to permit adequate time for review by the Committee. The recommendation should also provide the reasons supporting a candidate’s recommendation, the candidate’s qualifications, the candidate’s consent to being considered as a nominee, and a way to contact the candidate to verify his or her interest and to gather further information, if necessary. In addition, the stockholder should submit information demonstrating the number of shares he or she owns. Stockholders may send recommendations for director candidates to the address listed above under “Communication with the Board.” Stockholders who wish to nominate an individual to the Board must follow the advance notice and other requirements of the Company’s Bylaws.
BOARD MEETINGS, ATTENDANCE AND COMMITTEES
          The Board met five times during the year ended December 31, 2007, including telephone meetings. All directors attended at least 75% of the meetings held. The Board took all other actions by unanimous written consent during 2007. In addition, all directors attended at least 75% of all meetings of each of the committees on which they served. Mr. Evans, Chairman of the Board, acts as chairman of each Board meeting.
          The Company’s non-management directors, which are all of the Board members other than Mr. Evans and Mr. Studer, meet at regularly scheduled executive sessions without management. The non-management directors at each meeting determine by vote who shall serve as the presiding director at those executive sessions. Persons wishing to communicate with the non-management directors may do so by writing to them at the corporate headquarters in care of the Secretary, marked Privileged and Confidential.
          The Company encourages the directors to attend, but does not have a policy that all of the directors must be present at the annual meeting of stockholders. The Board has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee.
Audit Committee Report
          The following is the report of the Audit Committee for the year ended December 31, 2007.
          Management is responsible for the Company’s financial reporting process and systems of internal control. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon The primary purpose of the Audit Committee is to monitor and oversee these processes, the independence and performance of the Company’s independent auditors and the Company’s internal audit function. It assists the Board of Directors in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, including oversight of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company’s systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements and the Company’s legal compliance and ethics programs as established by management and the Board. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose if deemed necessary. The specific responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted by the Audit Committee on February 13, 2008 and which can be found on our website, www.greenhunterenergy.com under the “Corporate Governance” link and is attached as Annex A to this proxy statement.
          The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by calling the Company’s confidential employee hotline number disclosed on the Company’s website: www.greenhunterenergy.com.
          The Audit Committee met two times in 2008 concerning activities related to fiscal 2007 matters. The following is a report on the Audit Committee’s activities relating to the fiscal year 2007 activities:

          The Audit Committee:
i.	Reviewed and discussed with the Company’s management the Company’s audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission (the “Commission”);

ii.	Discussed with the independent auditors the matters required to be discussed pursuant to Statement of Auditing Standards No. 61 (“ SAS 61”), as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants, which include, among other items, matters related to the conduct of the audit of the Company’s financial statements;

iii.	Received written disclosures and a letter from the independent auditors required by the Independence Standards Board No. 1 (“ISB Standard No. 1”) (which relates to the auditor’s independence from the Company and its affiliates) and discussed with Hein & Associates LLP, the auditor’s independence from the Company. These discussions included a review of all audit and non-audit services provided by the independent auditors to the Company; and
          Based on the review and discussion referred to above, the Audit Committee made a recommendation to the Board of Directors that the Company’s audited financial statements be approved and included in the Company’s annual report on Form 10-K for year ended December 31, 2007filed with the Commission.
Audit Committee:
Stuart W. Ray, Chairman
Renato T. Bertani
Ronald H. Walker
Compensation Committee
          The Compensation Committee of the Board of Directors is responsible for recommending the types and levels of compensation for executive officers of the Company. The Committee is comprised of three independent, non-employee Directors. Following thorough review and approval by the Committee, decisions relating to executive compensation are reported to and approved by the full Board of Directors. The Compensation Committee, currently composed of Ronald H. Walker, Chairman, Stuart W. Ray and Renato T. Bertani, makes recommendations to the Board of Directors regarding compensation for the Company’s executive officers and administers the Company’s Stock Option Plan. The Compensation Committee for the year 2007 was composed of Renato T. Bertani and Ronald H. Walker. In February 2008, Mr. Ray was elected to the Compensation Committee. The Compensation Committee met one time in 2008 regarding compensation matters for the Company related to fiscal year 2007.
Nominating and Corporate Governance Committee
     The Nominating and Corporate Governance Committee of the Board of Directors is comprised of three independent, non-employee Directors. The three members of the Committee are Renato T. Bertani, Chairman, Ronald H. Walker and Robert J. Zahradnik, all of whom are independent under the AMEX corporate governance listing standards. The Committee’s responsibilities include the following: (i) general corporate oversight, including oversight of the evaluation of the performance of the Board; (ii) identify and interview individuals qualified to become Board members and recommend such individuals to the Board for selection as director nominees for the next annual meeting of stockholders and/or to fill any existing vacancies as they may occur from time to time among the directors; (iii) develop and recommend to the Board a set of corporate governance principles and guidelines applicable to the Company; (iv) develop and recommend to the Board a code of business conduct and ethics applicable to the Company; and (v) develop and recommend to the Board a code of ethics for senior financial officers applicable to the Company’s principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions. The Committee has met one time.

          The specific responsibilities of the Nominating/Corporate Governance Committee are identified in the Committee’s charter, which is available on the Company’s website at www.greenhunterenergy.com under the “Corporate Governance” link.
Compensation of Directors

					Change in
					Pension Value
					and
	Fees Earned			Non-Equity	Nonqualified
	or Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)
Renato T. Bertani	13,328	—	41,587	—	—	—	54,915
Stuart W. Ray	2,739	—	15,358	—	—	—	18,097
Ronald H. Walker	9,356	—	22,142	—	—	—	31,498
Robert Zahradnik	2,602	—	15,358	—	—	—	17,960
          For fiscal 2006, GreenHunter did not pay any cash compensation to any directors for serving as such. For fiscal 2007, our directors (other than members of our management) will be entitled to receive an annual retainer of $50,000, payable quarterly, plus $1,000 per meeting of our board of directors, $500 per meeting of a committee of the board attended or $250 if such board member attends a board or committee meeting by telephone. These directors will also be reimbursed for all out-of-pocket expenses incurred in their capacities as members of the board. The Company also granted independent directors 100,000 stock options at an exercise price equal to the then market value vesting over a three year period. The Company currently maintains directors and officers liability insurance coverage with an aggregate policy limit of $5,000,000.

	Option Awards				Stock Awards
	Number of
	Securities	Number of			Number of
	underlying	Securities	Option		Shares or	Market Value of
	unexercised	underlying	Exercise	Option	Units of Stock	Shares or Units of
	options	unexercised options	Price	Expiration	that have not	Stock that have not
Director	Exercisable	Unexerciseable	($)	Date	vested (#)	vested ($)
Renato T. Bertani	—	100,000	7.50	10/03/2017	—	—
Stuart W. Ray	—	100,000	10.00	11/30/2017	—	—
Ronald H. Walker	—	100,000	10.00	11/01/2017	—	—
Robert J. Zahradnik	—	100,000	10.00	12/13/2017	—	—
Compensation Committee Report on Executive Compensation
          The Committee has directed the preparation of this report and has approved its contents and its submission to the stockholders. As provided by the rules of the United States Securities and Exchange Commission (“SEC”), this report is not deemed to be filed with the SEC, nor incorporated by reference into any prior or future fillings under the Securities Act of 1933, as amended, or the Exchange Act.
          In the Committee’s opinion, levels of executive compensation should generally be based upon the performance of the Company, the contributions of individual officers to such performance and the comparability to persons with similar responsibilities in business enterprises similar in size or nature to the Company. The Committee believes that compensation plans should align executive compensation with returns to stockholders, giving due consideration to the achievement of both long-term and short-term objectives. The Committee believes that such compensation policies and practices have allowed the Company to attract, retain and motivate its key executives.
          The compensation of the Company’s executive officers consists primarily of base salaries, discretionary bonuses and the opportunity to participate in certain incentive arrangements, including, among other programs, the granting of contractual non-qualified stock options or restricted stock grants. The ultimate benefits from these incentive programs directly relates to the future performance of the Company’s Common Stock. The Committee believes that the utilization of incentive programs that are linked to the performance of the Company’s overall financial performance closely aligns the interests of the executive with those of the Company’s stockholders. Consistent with all other full-time Company employees, the executive officers are also eligible to participate in the Company’s 401KSOP plan. The Committee believes that these plans encourage longer-term employment through gradual service-based vesting of Company contributions.
          The base salaries of the Company’s executive officers are based upon a subjective assessment of each individual’s performance, experience and other factors, which are believed to be relevant in comparison with compensation data contained in published and recognized surveys. The Committee believes that current executive officer salaries are appropriate to ensure that the Company’s executive officers’ compensation remains close to the median level of most of the comparative compensation data. All of the officers of the Company are eligible to receive discretionary incentive bonuses, based upon the Company’s overall financial achievement and a subjective review of the respective contributions to such achievement. As the Company was recently formed in December of 2006, no discretionary bonuses were paid to executive officers during 2007. However, for fiscal years 2008 and beyond, the Committee believes that an improvement in various (i) financial measures such as revenues, cash flow, earnings and indebtedness levels, and (ii) operational measures such as production and a comparison of actual performance versus budget are appropriate standards for measuring performance and directly link the individual participant’s total potential remuneration with the accomplishment of established growth targets.
          Eligibility for participation in the various Company plans was determined after the Committee had thoroughly reviewed and taken into consideration the respective relative accountability, anticipated performance requirements and contributions to the Company by the prospective participants, including the executive officers. The Committee believes that stock options and restricted stock grants are a desirable form of long-term compensation that allow the Company to recruit and retain senior executive talent and to closely connect the interests of management with stockholder value.
Tax Deduction Limitation for Executive Compensation
          Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to executive officers named in the Executive Compensation Table to $1 million, unless certain requirements are met. The Committee intends to monitor compensation paid to the Company’s executive officers so that the corporate tax deduction is maximized, while maintaining the flexibility to attract and retain qualified executives.
Compensation of the CEO
          The Committee sets the cash compensation for Mr. Evans. The Committee believes that there is necessarily some subjectivity in setting cash compensation of the Company’s executive officers and does not use pre-determined performance criteria when setting such cash compensation. In determining appropriate cash compensation levels, the Committee subjectively and quantitatively analyzes the individual’s performance, the performance of the Company and the individual’s contribution to that performance. Specific factors considered in setting bonus levels include the Company’s operational and financial results, success of the Company’s acquisition program and prudent management of the Company’s capital structure. The Committee also considers the executive’s level and scope of responsibility, experience and the compensation practices of competitors for executives of similar responsibility and asset size.
          No bonus was paid to Mr. Evans during 2007. However, for purposes of paying a bonus in 2008, the Committee took into consideration his role in formulating goals and implementing the business strategy for the Company during 2007 and his performance in meeting certain individual goals set by the Committee. The Company goals included, but were not limited to: (i) acquiring renewable assets; (ii) raising equity capital; (iii) being listed on the American Stock Exchange; and (iv) obtaining debt financing for the biodiesel refinery located in Houston, Texas. During 2007, in the opinion of the members of the Compensation Committee, the Company met all of its stated goals and objectives. The Committee also felt the Company’s achievements in 2007 will enable the Company to continue an above average growth rate in future years.
          The Committee relies heavily upon stock options and restricted stock grants to compensate the executive employees of the Company. The Committee believes that stock-based incentives encourage and reward effective management that results in long-term corporate financial success, as measured by stock appreciation. Stock-based incentives awarded to Mr. Evans and other executive officers are based on the Committee’s subjective evaluation of the employee’s ability to influence the Company’s long-term growth and profitability and to reward outstanding individual performance and contributions to the Company.
          The specific responsibilities of the Compensation Committee are identified in the Committee’s charter, which is available on the Company’s website at www.greenhunterenergy.com under the “Corporate Governance” link.
Compensation Committee:
Ronald H. Walker, Chairman
Stuart W. Ray
Renato T. Bertani
Executive Compensation.
          The following table sets forth all compensation for the fiscal years ended 2007 and 2006 awarded to, earned by or paid to executive officers of GreenHunter.

			All Other
Name and Principal Position	Year	Salary ($)	Compensation ($)	Total ($)
Gary C. Evans — CEO*	2007	151,166	—	151,166
	2006	—	—	—

Michael K. Studer — President / COO*	2007	142,619	—	142,619
	2006	—	—	—

Morgan F. Johnston — Sr. Vice President, General Counsel and Secretary *	2007	141,723	—	141,723
	2006	—	—	—

David S. Krueger — Vice President and CFO**	2007	143,910	—	143,910
	2006	100,000	—	100,000

Charles R. Rittenberry, CEO of CRC***			—
	2006	171,386	—	171,386

*	Mr. Evans, Mr. Studer and Mr. Johnston did not become employed by GreenHunter Energy, Inc. until March 1, 2007. Mr. Evans’ annual salary for 2007 was $200,000, Mr. Studer’s annual salary for 2007 was $200,000 and Mr. Johnston’s annual salary for 2007 was $175,000. Mr. Evans, Mr. Studer, Mr. Johnston and Mr. Krueger are the only current officers of GreenHunter Energy, Inc.

**	Mr. Krueger became employed by GreenHunter Energy, Inc. on May 10, 2006. Mr. Krueger’s annual salary for 2007 was $150,000.

***	Mr. Rittenberry ceased being an officer of BioFuels on April 13, 2007.

Outstanding Equity Awards at Fiscal Year-End
GreenHunter did not award any stock options or other equity incentive plan awards to any named executive officer during fiscal 2006 and there were no stock options or other equity incentive plan awards outstanding as of the end of fiscal 2006. In May of 2007, GreenHunter granted the following non-qualified stock options:

		Percent of total
	Number of Securities	options granted to
	underlying options	employees in fiscal	Exercise Price
Name	granted	year	($/sh)*	Expiration Date
Gary C. Evans	—	—	—	—
Michael K. Studer	2,250,000	64%	5.00	May 5, 2017
Morgan F. Johnston	500,000	14%	5.00	May 5, 2017
David S. Krueger	550,000	15%	5.00	May 5, 2017

*	There was no public market for our common shares on the date of grant of the option. Accordingly, the amounts set out in this column are based upon the fair market value per common share as estimated by us as at the date of grant of the option, which was $5.00.

Security Ownership of Certain Beneficial Owners and Management
          The following table sets forth information regarding beneficial ownership of GreenHunter’s common stock as of March 14, 2008 held by (i) each of GreenHunter’s directors and named executive officers; (ii) all directors and named executive officers as a group; and (iii) any person (or group) who is known to GreenHunter to be the beneficial owner of more than 5% of any class of its common stock.
     Unless otherwise specified, the address of each of the persons set forth is in care of GreenHunter Energy, Inc., 1048 Texan Trail, Grapevine, Texas 76051.

		Amount and Nature of
Title of Class	Name of Beneficial Owner	Beneficial Ownership(1)		Percent of Class(9)
Common Stock	Gary C. Evans	15,363,276	(2)	74.7
Common Stock	Michael K. Studer	2,382,000	(3)	10.7
Common Stock	Renato T. Bertani	—		—
Common Stock	Stuart W. Ray	—		—
Common Stock	James R. Sasser	—		—
Common Stock	Ronald H. Walker	—		—
Common Stock	Robert J. Zahradnik	—		—
Common Stock	Morgan F. Johnston	555,000	(4)	2.7
Common Stock	David S. Krueger	605,000	(5)	3.0
Common Stock	Investment Hunter, LLC	15,187,276	(6)	74.5
Common Stock	West Coast Opportunity Fund, LLC	4,267,500	(7)	18.0
Common Stock	GF Private Equity Group, LLC	1,875,000	(8)	9.1
Common Stock	All officers and directors as a group (9 persons named above)	18,905,276		78.4

1	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed below has direct ownership of and sole voting power and investment power with respect to the shares of GreenHunter’s common stock.

2	Consists of 14,560,000 shares held directly by Investment Hunter, LLC, 176,000 common stock purchase options at an exercise price of $18.91 per share and 627,277 shares to be issued upon conversion of a promissory note in the principal amount of $3,136,385 to common equity held by Investment Hunter LLC as of December 31, 2007. Gary C. Evans owns 99% of the capital stock of Investment Hunter, LLC.

3	Consists of 2,250,000 common stock purchase options at an exercise price of $5.00 per share and 132,000 common stock purchase options at an exercise price of $18.91 per share.

4	Consists of 500,000 common stock purchase options at an exercise price of $5.00 per share and 55,000 common stock purchase options at an exercise price of $18.91 per share.

5	Consists of 550,000 common stock purchase options at an exercise price of $5.00 per share and 55,000 common stock purchase options at an exercise price of $18.91 per share.

6	Consists of 627,277 shares to be issued upon conversion of a promissory note in the principal amount of $3,136,385 held by Investment Hunter LLC.

7	Includes 11,750,000 shares of Series A Preferred Stock convertible into 2,350,000 shares of common stock and 1,447,500 shares of common stock exercisable pursuant to common stock purchase warrants. Paul J. Orfalea, Lance W. Helfert and R. Atticus Lowe have shared voting and investment control over the securities held by West Coast Opportunity Fund, LLC.

8	Includes 625,000 shares of common stock exercisable pursuant to common stock purchase warrants.

9	A total of 19,759,173 shares of GreenHunter Energy’s Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner below, any options exercisable or securities convertible into common within 60 days have been included in the denominator.

MANAGEMENT

Name	Age	Offices Held
Morgan F. Johnston	47	Senior Vice President, General Counsel and Secretary
David S. Krueger	58	Vice President and Chief Financial Officer
Bruce A. Baughman	50	Vice President of Engineering & Technology of GreenHunter BioFuels, Inc.
Stephen A. Wiley	47	Senior Vice President and Development Manager of GreenHunter Wind Energy, LLC
Morgan F. Johnston — Senior Vice President, General Counsel, and Secretary
          Morgan F. Johnston has served as Senior Vice President, General Counsel and Secretary of the Company since March 1, 2007. From June 2005 until March 1, 2007, Mr. Johnston was a sole practitioner representing clients in corporate and securities law. He previously served as the Senior Vice President, General Counsel and Secretary of Magnum Hunter Resources, Inc. (MHR), an NYSE listed company, from January 1, 2003 to June of 2005. He served as MHR’s Vice President and General Counsel since April 1997 and also served as MHR’s Secretary since May 1996. Magnum Hunter Resources, Inc. was in the business of exploration and production of crude oil and natural gas.
          Mr. Johnston was in private practice as a sole practitioner from May 1996 to April 1997, specializing in corporate and securities law. From February 1994 to May 1996, Mr. Johnston served as General Counsel for Millennia, Inc. and Digital Communications Technology Corporation, two AMEX listed companies. He also previously served as securities counsel for Motel 6 L.P., an NYSE listed company. Mr. Johnston graduated cum laude from Texas Tech Law School in May 1986 and was also a member of the Texas Tech Law Review. He is licensed to practice law in the State of Texas.
David S. Krueger — Vice President and Chief Financial Officer
          David S. Krueger has served as Vice President and Chief Financial Officer of GreenHunter since May 2006. From June 2005 to May 2006, Mr. Krueger was Vice President and Chief Financial Officer for Sulphur River Exploration, Inc. in Dallas, Texas. Sulphur River Exploration, Inc. is an independent oil and gas exploration, production, and operating company.
          Mr. Krueger served as Vice President and Chief Accounting Officer of Magnum Hunter Resources, Inc. from January 1997 to June 2005. Magnum Hunter Resources, Inc. was in the business of exploration and production of crude oil and natural gas. Mr. Krueger acted as Vice President-Finance of Cimarron Gas Holding Co., a gas processing and natural gas liquids marketing company in Tulsa, Oklahoma, from April 1992 until January 1997. Mr. Krueger served as Vice President/Controller of American Central Gas Companies, Inc., a gas gathering, processing and marketing company from May 1988 until April 1992. From 1974 to 1986, Mr. Krueger served in various managerial capacities for Southland Energy Corporation. Mr. Krueger, a certified public accountant, graduated from the University of Arkansas with a B.S. degree in Business Administration and earned his M.B.A. from the University of Tulsa.
Bruce A. Baughman — Vice President of Engineering & Technology of GreenHunter BioFuels, Inc.
          Bruce A. Baughman has served as GreenHunter BioFuels, Inc.’s Vice President of Engineering and Technology since February 2007. He is currently serving as the General Manager of the BioFuels project in Houston where GreenHunter is creating a campus of renewable fuels/energy/products assets including a 105-mgy distilled bio-diesel plant, a 21-mgy methanol distillation business unit, a 200-million pound per year glycerin distillation plant, a 700,000 barrel bulk storage/terminal facility and a 7.2 MW merchant-power cogeneration plant (biodiesel fired).
          Mr. Baughman has served in various roles of increasing responsibility in the oilseed processing, food/specialty chemical processing, power generation and biofuels manufacturing sectors over the last 28 years.

          Mr. Baughman’s many years of service in processing vegetable oils and animal fats have uniquely positioned him to serve GreenHunter’s requirements for successfully planning, budgeting and executing major BioFuels projects — both nationally and internationally — and to serve all other GreenHunter divisions if/as necessary as a technology and organizational advisor. Mr. Baughman has demonstrated effective leadership skills relative to developing plant management organizations including regulatory compliance, loss prevention, human resources management, fiscal/controller/accounting functions, plant engineering, plant operations, QA/QC and plant maintenance functions.
          Mr. Baughman attended the United States Military Academy at West Point from 1977 to 1979 focusing on Chemistry, and later received a B.S. in Chemical Engineering from the University of Missouri at Rolla. In 1980, Mr. Baughman began his professional career with A.E. Staley — later - Archer Daniels Midland (ADM), and continued with Protein Technologies International (now Dupont/Solae), Kraft General Foods, Cargill, and Abitec Corp. (a subsidiary of Associated British Foods) before joining the consulting engineering firm, Henneman Engineering/Industrial Technology Group as Vice President —Process Engineering.
Stephen A. Wiley — Senior Vice President and Development Manager of GreenHunter Wind Energy, LLC
          Mr. Wiley has served as the Senior Vice President and Development Manager of GreenHunter Wind Energy since August 2007. Mr. Wiley was previously with Gamesa Energy USA, responsible for development of wind energy projects in the United States (Texas, Oklahoma, Colorado, Arizona, New Mexico and Kansas) for this world-wide wind turbine manufacturer and developer. The U.S. office of Gamesa Energy has successfully developed three projects in Texas over the 2007-2008 time frame which represent approximately 400 MW of wind energy capacity.
          Mr. Wiley has been in the power generation business all of his adult career having been previously employed with Reliant Energy and Dynegy, and he also worked with Calpine and El Paso Corporation. He was responsible for project financing in power generation in the U.S., Europe, Latin America and Australia. He was also previously involved in a number of power generation projects throughout the U.S., as well as Brazil, Chile and Colombia.
          Mr. Wiley holds a MBA (Finance) from the University of North Texas and a Bachelor of Science degree in Petroleum Engineering from the University of Texas in Austin.
Certain Relationships and Related Transactions, and Director Independence
Transactions with Related Persons.
          On January 2, 2007, GreenHunter issued a promissory note in the principal amount of $2.8 million in favor of Investment Hunter, LLC, an entity controlled and owned by Mr. Gary Evans, Chairman and CEO. The note bears interest at the rate of ten percent (10%) per annum simple interest until the outstanding principal balance and any accrued interest are paid in full. Accrued interest was due and payable on December 31, 2007. In December 2007, the note was amended to allow interest due at December 31, 2007 to be added to the principal balance of the note rather than be paid. On January 1, 2008 the note plus accrued interest was renewed and extended through the issuance of a GreenHunter subordinated convertible note in the amount of $3.1 million with interest at an annual rate of 10% first due on December 31, 2008. The note is convertible at the option of the holder into our common stock at a conversion price of $5.00 per share for the original principal balance of $2.8 million and at a conversion price of $12.00 for the $285 thousand of accrued interest rolled into the note. The note may be converted at any time up to payment.
          During 2007, GreenHunter rented an airplane for business use at various times from Pilatus Hunter, LLC, an entity 100% owned by Mr. Evans. Airplane rental expenses totaled $182 thousand for the 2007 year.
          The Company currently does not have a written, stand-alone policy for evaluating related party transactions. The entire Board of Directors reviews any related party transactions in which the Company is or will be a participant and that involves an amount exceeding $120 thousand. The Board’s review procedures include evaluating the following:
•	the nature of the relationships among the parties;

•	the materiality of the transaction to the company;

•	the related person’s interest in the transaction; and

•	the benefit of the transaction to the related person and to the company.
          Additionally, in cases of transactions in which a director or executive officer may have an interest, the Board also will evaluate the effect of the transaction on such individual’s willingness or ability to properly perform his or her duties at the company.
          Our loan from Investment Hunter, LLC described above was unanimously approved by our Board of Directors.
STOCKHOLDER’S PROPOSALS AND OTHER MATTERS
          The Company’s management is not aware of any matters other than those set forth in this Proxy Statement which will be presented for action at the meeting. If any other matters should properly come before the meeting, the persons authorized under management’s proxies shall vote and act with respect thereto according to their best judgment.
          Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in the year 2009 must be received by the Company by January 31, 2009, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. The Company will bear the cost of the solicitation of the Board of Directors’ proxies for the meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitations may be made in person or by telephone or telegraph by directors, officers and regular employees of the Company. No additional compensation will be paid to such individuals.

Annex A
GREENHUNTER ENERGY, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
(Effective as of 2/13/08)
I. PURPOSE AND OBJECTIVES
The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of GreenHunter Energy, Inc. (the “Company”) is a standing committee of the Board. The purpose of the Committee is to assist the Board in fulfilling its oversight responsibility relating to the following:
•	the integrity of the Company’s financial statements, financial reporting process and the Company’s systems of internal accounting and financial controls;

•	the performance of the internal audit function;

•	compliance by the Company with legal and regulatory requirements, including the Company’s disclosure controls and procedures;

•	the Company’s risk management policies and procedures; and

•	the Committee shall also direct the production of the report of the Committee required to be included in the Company’s annual proxy statement, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-K with the Securities and Exchange Commission (“SEC”).
The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work.
II. ORGANIZATION
A. Membership and Qualifications
•	The Committee will consist of no less than three directors as appointed by the Board, each of whom shall qualify as independent pursuant to the rules adopted by the American

Stock Exchange, the Securities Exchange Act of 1934, the rules and regulations of the SEC and the independence requirements established by the Board.

•	All members of the Committee will be financially literate; as such qualification is interpreted by the Board in its business judgment.

•	At least one member of the Committee shall be an “audit committee financial expert” as such term is defined in the rules adopted by the SEC and interpreted by the Board in its business judgment.

•	Committee members may not simultaneously serve on the audit committees of more than two other publicly traded companies, unless the Board determines that such simultaneous service does not impair the ability of such member to effectively serve on the committee.
B. Meetings
The Committee will meet as many times as necessary to fulfill its duties hereunder but at a minimum, it shall meet four times a year. Periodically, the Committee shall meet separately with:
•	Management;

•	The Company’s independent auditors;

•	The Director of Internal Audit; and
The Committee has authority to convene additional meetings, as circumstances require. All Committee members are expected to attend each meeting, in person or via tele- or video-conference. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes of all meetings shall be prepared and submitted for approval at a subsequent Committee meeting.
C. Charter
The Committee shall annually review and assess the adequacy of this Charter and conduct a self-evaluation of the Committee and its activities.
D. Authority
The Board delegates to the Committee the authority to:
•	conduct or authorize investigations into any matters brought to its attention that are within its scope of responsibility;

•	have full access to all books, records, facilities, and personnel of the Company and seek any information it requires from employees-all of whom are directed to cooperate with the committee’s requests-or external parties;

•	appoint, determine the compensation of, oversee, and evaluate the work of any registered public accounting firm employed by the Company as its independent auditor and, where appropriate, replace the independent auditor;

•	resolve any disagreements between management and the independent auditor regarding financial reporting;

•	pre-approve all auditing and non-audit services;

•	retain independent counsel, accountants, or other advisors as it deems necessary to advise the Committee or assist in the conduct of an investigation.

•	meet with Company officers, independent auditors, or outside counsel, as necessary.
III. DUTIES AND RESPONSIBILITIES
The Committee will carry out, on a recurring basis, the responsibilities set forth below. These responsibilities are set forth as a guide, with the understanding that the Committee may diverge from these duties and responsibilities as appropriate given the circumstances.
A. Financial Statements
•	Meet with management and the independent auditor to review, discuss and provide oversight with respect to the annual and quarterly financial statements and associated disclosures in filings with the SEC, including the financial statements to be included in the Company’s Annual and Quarterly Reports to Shareholders if distributed prior to the filing of SEC Forms 10-K and 10-Q. Such review and discussion will include matters required to be communicated to the Committee by the independent auditor under the standards of the Public Company Accounting Oversight Board (“PCAOB”) and any other applicable laws, regulations or listing standards.

•	Meet with management and provide oversight with respect to the following:
o	all critical accounting policies and practices;

o	any significant changes in the Company’s selection and application of accounting principles;

o	judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

o	other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of audit differences.
•	review the adequacy of the Company’s system of internal controls over financial reporting, including the reliability of its financial reporting systems;

•	confer with the Company’s internal and independent auditors with respect to their consideration of such controls and systems; and,

•	review management’s response to any significant deficiencies and material weaknesses in the Company’s internal controls over financial reporting which are reasonably likely to adversely affect the issuer’s ability to record, process, summarize and report financial data.
B. Internal Audit
•	Review with management and the chief audit executive the charter, activities, staffing, and organizational structure of the internal audit function;

•	review and approve the annual internal audit plan and all major changes to such plan;

•	ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

•	on a regular basis, meet separately with the chief audit executive to discuss any matters that the committee or internal audit believes should be discussed privately; and,

•	review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ International Standards for the Professional Practice of Internal Auditing.
C. Independent Auditor
•	Review the independent auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit;

•	review the performance of the independent auditors, and exercise final approval on the appointment or discharge of the independent auditors;

•	review and confirm the independence of the independent auditors by obtaining statements from the independent auditors on relationships between the auditors and the Company, including non-audit services, and discussing the such relationships with the independent auditors;

•	Ascertain that the lead (or concurring) audit partner from the independent auditor, serves in that capacity for no more than five fiscal years of the Company; ascertain that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the company’s audit.

•	on a regular basis, meet separately with the independent auditors to discuss any matters that the Committee or independent auditors believe should be discussed privately.
D. Legal, Regulatory and Other Compliance Matters

•	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance;

•	review the findings of any examinations by regulatory agencies, and any auditor observations;

•	review the process for communicating the Company’s Code of Conduct to Company personnel, and for monitoring compliance therewith; and,

•	obtain regular updates from management and Company legal counsel regarding compliance matters.
F. Other Responsibilities
•	Perform other activities related to this charter as requested by the board of directors.

•	The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	Review and approve any transactions between the Company and related parties as defined by Securities and Exchange Commission rules and regulations; and

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of the Committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

•	Confirm annually that all responsibilities outlined in this charter have been carried out.

•	Evaluate the Committee’s and individual members’ performance on a regular basis.

•	To have the Company provide appropriate funding, as determined by the Committee, in its capacity as a committee of the board of directors, for payment of:
o	compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer;

o	compensation to any advisers employed by the Committee; and

o	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Annex B

GREEN HUNTER ENERGY, INC.
2008 LONG-TERM INCENTIVE COMPENSATION PLAN
This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

GREEN HUNTER ENERGY, INC.
2008 LONG-TERM INCENTIVE COMPENSATION PLAN
Section 1. Purpose
     Green Hunter Energy, Inc. (the “Company”) has established this Green Hunter Energy, Inc. 2008 Long Term Incentive Plan, effective April, 2008. The primary purpose of the Plan is to promote the interests of the Company and its shareholders through the (i) attraction and retention of executive officers, key employees, directors and consultants essential to the success of the Company; (ii) motivation of Participants using performance-related incentives linked to long-range performance goals and the interests of Company shareholders; and (iii) enabling of such Persons to share in the long-term growth and success of the Company. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Bonus Stock, and any other Stock Unit Awards or stock-based forms of awards as the Committee, in its sole and complete discretion, may determine to be appropriate in carrying out the intent and purposes of this Plan.
Section 2. Definitions
     When used in this Plan, the following terms shall have the meanings set forth below:
     2.1 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.
     2.2 “Agreement” means a written agreement between the Company and a Participant implementing an Award, and setting forth the particular terms, conditions and restrictions of each Award. Each Award Agreement shall be subject to the provisions of this Plan (which shall be deemed to be incorporated in each Agreement) and shall contain such provisions as the Committee, in its sole discretion, may authorize. With respect to the grant of an Option, the Agreement may be referred to herein as an “Option Agreement,” and with respect to any other Award hereunder, the Agreement may be referred to herein as an “Award Agreement.”
     2.3 “Award” or “Grant” means a grant under the Plan of Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Bonus Stock, or other Stock Unit Awards.
     2.4 “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under the Plan.
     2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

1

     2.6 “Bonus Stock” means an Award granted pursuant to Section 10 of the Plan.
     2.7 “Cashless Exercise” means the exercise of an Option by the Participant through the use of a brokerage firm to make payment to the Company of the Exercise Price either from the proceeds of a loan to the Participant from the brokerage firm or from the proceeds of the sale of Stock issued pursuant to the exercise of the Option, and upon receipt of such payment, the Company delivers the exercised Shares to the brokerage firm.
     2.8 “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:
     (a) Any Person, corporation or other entity or group, including any “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Shares of the Company having 20% or more of the total number of votes that may be cast for the election of directors of the Company; or
     (b) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets, sale of securities, contested election, or any combination of the foregoing (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or
     (c) If at any time: (i) the Company shall consolidate or merge with any other Person and the Company shall not be the continuing or surviving corporation; (ii) any Person shall consolidate or merge with the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be converted into, or exchanged for, stock or other securities of any other Person or cash or any other property; (iii) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person; or (iv) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.
     (d) Notwithstanding the foregoing, in the case of a Restricted Stock Units, Performance Shares, Performance Units or other Awards hereunder that constitute deferred compensation under section 409A of the Code, a change of control shall be deemed to have occurred unless, in addition to facts and circumstances that satisfy one or more of the foregoing requirements also constitute a change of control under Reg. § 1.409A-3(g)(5). It is understood that for such purposes a change of control will require a change in ownership of more than 50 percent of the total fair market value or total voting power of the Stock, the acquisition during a 12-month period ending on the date of the most recent acquisition of Stock possessing 35 percent or more of the total voting power of the stock of the Company, the replacement of a majority of the members of the Board during any 12-month period by directors whose appointment or election is not

2

endorsed by a majority of the members of the Board prior to the date of the appointment or election, or the acquisition during a 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company, determined without regard to any liabilities associated with those assets.
     2.9 “Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.
     2.10 “Committee” means the Compensation Committee of directors appointed by the Board (which may consist of a subcommittee of directors), which shall consist of not less than two members who shall be (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) unless otherwise determined by the Board, “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code.
     2.11 “Common Stock” or “Stock” means the Common Stock of the Company, or such other security or right or instrument into which such Common Stock may be changed or converted in the future.
     2.12 “Company” means Green Hunter Energy, Inc., including all of its Subsidiaries, or any successor thereto.
     2.13 “Covered Participant” means a Participant who is a “covered employee” as defined in Code Section 162(m)(3) and the regulations promulgated thereunder, and generally understood to mean the chief executive officer of the Company (or a person acting in such capacity) and the four most highly compensated officers of the Company (other than the chief executive officer) on the last day of the Company’s fiscal year, as determined pursuant to the executive compensation disclosure rules under the Exchange Act.
     2.14 “Designated Beneficiary” means the beneficiary designated by the Participant, pursuant to procedures established by the Committee, to receive amounts due to the Participant in the event of the Participant’s death. If the Participant does not make an effective designation, then the Designated Beneficiary will be deemed to be the Participant’s surviving spouse or , if none, the Participant’s estate.
     2.15 “Disability” means (i) inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the receipt of income replacement benefits for a period of not less than 3 months under and accident and health plan covering employees of the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. All decisions by the

3

Committee relating to a Participant’s Disability (including a decision that a Participant is not disabled) shall be final and binding on all parties.
     2.16 “Employee” means an individual who is employed by the Company or a Subsidiary in an employer-employee relationship as determined under Section 3401(c) of the Code and the regulations thereunder. Unless otherwise required by the Code, the status of an employee shall not be terminated by the grant of an authorized leave of absence or by service in the military forces of the United States for a period of three (3) months or, if longer, during such time as his re-employment rights are protected by statute or contract, provided, in either instance, that such employee returns to active service with the Company at the expiration of such authorized leave or military service
     2.17 “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law as amended from time to time.
     2.18 “Executive Officer” means any employee considered by the Company to be an Executive Officer.
     2.19 “Exercise Price” or “Option Price” means the amount that a Grantee must pay to exercise an Award made to him or her with respect to a Share of Stock under the Plan.
     2.20 “Fair Market Value” means, on any given date, the closing price of Stock as reported on the New York Stock Exchange composite tape on such day or, if no Shares were traded on the New York Stock Exchange on such day, then on the next preceding day that Stock was traded on such exchange, all as reported by The Wall Street Journal or such other source as the Committee may select.
     2.21 “Grantee,” “Optionee,” or “Awardee” means a Person to whom an Award is made under the Plan.
     2.22 “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Section 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Code Section 422.
     2.23 “Key Employee” means an Employee who is an officer or other key employee of the Company or its Subsidiaries as designated or determined by the Committee.
     2.24 “Nonstatutory Stock Option” or “NSO” means an option to purchase Stock, granted under Article 6 herein, which is not intended to qualify as, or constitute an Incentive Stock Option.
     2.25 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option.

4

     2.26 “Other Stock Unit Award” means awards of Stock or other Awards that are valued in whole or in part by reference to, or are otherwise based on, the value of the Company’s Common Stock.
     2.27 “Participant” means a Person who has been granted an Award under the Plan.
     2.28 “Performance Award” means a performance-based Award made under Section 9 herein, which may be in the form of either Performance Shares or Performance Units.
     2.29 “Performance Criteria” means the objectives established under Section 12 by the Committee for a Performance Period, for the purpose of determining when an Award subject to such objectives has been earned.
     2.30 “Performance Period” means the time period designated by the Committee during which performance goals must be met in order for a Participant to obtain a performance-based Award.
     2.31 “Performance Share” means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the value of Company Stock in a manner deemed appropriate by the Committee and described in the applicable Agreement.
     2.32 “Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 9 herein, the value of which is determined, in whole or in part, by the attainment of pre-established Performance Criteria as deemed appropriate by the Committee and described in the Agreement.
     2.33 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Section 8 herein.
     2.34 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).
     2.35 “Plan” means the Green Hunter Energy, Inc. 2008 Long-Term Incentive Compensation Plan as herein established and as hereafter amended from time to time.
     2.36 “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Section 8 herein.
     2.37 “Restricted Stock Unit” means a fixed or variable dollar denominated right to acquire Stock or the value thereof, which may or may not be subject to restrictions, contingently awarded under Section 8 of the Plan.

5

     2.38 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act or any successor rule as amended from time to time.
     2.39 “Section 162(m)” means Section 162(m) of the Code, or any successor section under the Code, as amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.
     2.40 “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as amended from time to time.
     2.41 “Stock” or “Shares” means the Common Stock of the Company.
     2.42 “Stock Appreciation Right” means the right of a Grantee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the Fair Market Value per share of the Common Stock on the date on which a Stock Appreciation Right is exercised over the Exercise Price per share as provided in the Award Agreement.
     2.43 “Stock Unit Award” means an award of Common Stock or units granted under Section 11.
     2.44 “Subsidiary” means a corporation in which the Company owns, either directly or through one or more of its Subsidiaries, at least 50% of the total combined voting power of all classes of stock.
Section 3. Administration
     3.1 The Committee. The Plan shall be administered and interpreted by the Committee which shall have full authority, discretion and power necessary or desirable for such administration and interpretation. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In its sole and complete discretion the Committee may adopt, alter, suspend and repeal any such administrative rules, regulations, guidelines, and practices governing the operation of the Plan as it shall from time to time deem advisable. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which Awards may be made and exercised; (ii) to determine the Participants to which Awards shall be made; (iii) to determine all terms and provisions of each Award Agreement, which need not be identical for types of Awards nor for the same type of Award to different Participants; (iv) to construe and interpret all terms, conditions and provisions of the Plan and all Agreements; (v) to establish, amend, or waive rules or regulations for the Plan’s administration; (vi) to accelerate the exercisability of any Award (subject to any restrictions in the Plan), the length of a Performance Period or the termination of any Period of Restriction; and (vii) to make all other determinations and take all other actions necessary or advisable for the administration or interpretation of the Plan. The Committee may seek the assistance or advice of any persons it deems necessary to the proper administration of the Plan.

6

     3.2 Committee Decisions. Unless strictly and expressly prohibited by law, all determinations and decisions made by the Committee pursuant to the provisions of this Plan shall be final, conclusive, and binding upon all persons, including Participants, Designated Beneficiaries, the Company, its shareholders and employees.
     3.3 Rule 16b-3 and Section 162(m) Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award as it may deem to be advisable or required to satisfy the requirements of Rule 16b-3 or Section 162(m).
Section 4. Eligibility
     4.1 Selection. The Committee shall have sole and complete discretion in determining those Persons who shall participate in the Plan. Except as otherwise provided in the Plan, Participants may be Key Employees of the Company or a Subsidiary, directors of the Company or any Subsidiary, consultants or other independent contractors or other providers of goods and services. The Committee may request recommendations for individual awards from the Company’s Chief Executive Officer and may delegate to the Chief Executive Officer the authority to make Awards to Participants who are not Executive Officers of the Company.
     4.2 Notification and Acceptance of Grant. After the Committee approves the grant of an Award to a Participant, it shall promptly so notify the Participant and make a copy of the Plan available to the Participant. The Participant so notified must indicate his acceptance of the Award by delivering to the Company an executed Award Agreement and such other documents and instruments as the Committee may require within 30 days after receipt of the documentation to be executed or such longer time as specified by the Committee. The Award otherwise granted shall automatically lapse at the expiration of such period if the documents required by the Committee have not been executed and returned.
Section 5. Shares Subject to the Plan
     5.1 Number of Shares. Subject to adjustment as provided for in Section 5.4 below, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 2,000,000 Shares of the Company’s common stock, $.001 par value, which may be in any combination of Options, Restricted Stock, Restricted Stock Units, Performance Shares, Bonus Shares, or Other Stock Unit Award. Shares of Common Stock may be available from the authorized but unissued Shares, Shares issued and reacquired by the Company or Shares purchased in the open market for purposes of the Plan. Except as provided in Sections 5.2 and 5.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.
     5.2 Lapsed Awards or Forfeited Shares. In the event that: (i) any Option or other Award granted under the Plan terminates, expires, or lapses for any reason without having been exercised in accordance with its terms; (ii) Shares issued pursuant to the Awards are canceled or

7

forfeited for any reason; or (iii) Awards are paid in cash, the Shares subject to such Award shall thereafter be again available for grant of an Award under the Plan.
     5.3 Delivery of Shares as Payment. In the event a Participant pays for any Option or other Award granted under the Plan through the delivery of previously acquired shares of Common Stock, the number of shares of Common Stock available for Awards under the Plan shall be decreased only by the difference between the number of Shares issued upon the exercise of such Option or Award and the number of shares surrendered by the Participant. Any increase in the number of shares issuable under the Plan as a result of such payment shall not apply to Incentive Stock Options.
     5.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number, type and class of Shares for which Awards thereafter may be made shall be subject to adjustment, if any, as the Committee deems appropriate, based on the occurrence of a number of specified and non-specified events. Such specified events are discussed in this Section 5.4, but such discussion is not intended to provide an exhaustive list of such events which may necessitate adjustments.
     (a) If the outstanding Shares are increased, decreased or exchanged through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution in respect to such Shares, for a different number or type of Shares, or if additional Shares or new or different Shares are distributed with respect to such Shares, an appropriate and proportionate adjustment shall be made in: (i) the maximum number of shares of Stock available for the Plan as provided in Section 5.1 herein; (ii) the type of shares or other securities available for the Plan; (iii) the number of shares of Stock subject to any then outstanding Awards under the Plan; and (iv) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards, but without change in the aggregate purchase price as to which such Options remain exercisable or Restricted Stock releasable.
     (b) In the event other events not specified above in this Section 5.4, such as any extraordinary cash dividend, split-up, reverse split, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event, affect the Common Stock such that an adjustment is necessary to maintain the benefits or potential benefits intended to be provided under this Plan, then the Committee in its discretion may make adjustments to any or all of: (i) the number and type of shares which thereafter may be optioned and sold or awarded or made subject to Stock Appreciation Rights under the Plan; (ii) the grant, exercise or conversion price of any Award made under the Plan thereafter; and (iii) the number and price (including Exercise Price) of each share of Stock (or other kind of shares or securities) subject to the then outstanding Awards. Any increase in the number of shares issuable under the Plan as a result of such adjustments shall not apply to Incentive Stock Options.
     (c) Any adjustment made by the Committee pursuant to the provisions of this

8

Section 5.4 shall be final, binding and conclusive. A notice of such adjustment, including identification of the event causing such adjustment, the calculation method of such adjustment, and the change in price and the number of shares of Stock, or securities, cash or property purchasable subject to each Award shall be sent to each Participant. No fractional interests shall be issued under the Plan based on such adjustments.
Section 6. Stock Options
     6.1 Grant of Stock Options. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant Options to Key Employees as it shall determine in its sole and complete discretion. Each Option granted hereunder shall have such specified terms and conditions detailed in an Option Agreement.
     6.2 Required Terms. Notwithstanding the foregoing, the Option Agreement for each Award of an Option shall specify the following:
     (a) Whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option. Any Option not designated as an Incentive Stock Option shall be treated as a Nonstatutory Stock Option, even if it otherwise meets the requirements of Section 6.4. A single Award may include both Incentive Stock Options and Nonstatutory Stock Options.
     (b) The number of shares to which the Option pertains.
     (c) The exercise price, which may not be less than the Fair Market Value per Share of Stock on the date of grant.
     (d) The term of the Option, which may not exceed 10 years from the date of grant. The Agreement may provide for the Option to be terminated upon termination of employment, death or disability.
     (e) The time at which the Option may be exercised.
     (f) Any conditions on vesting or exercisability, including but not limited to service or Performance Criteria.
     (g) Any other terms or conditions approved by the Committee.
     6.3 Employment, Noncompetition, etc. Without limiting the generality of paragraph 6.2(f), the grant or exercise of an Option may be conditioned upon the Grantee’s agreement to remain in the employment or service of the Company or a Subsidiary, refrain from competing with the Company or a Subsidiary, not disclose trade secrets or other confidential information, or other restrictions and covenants on the actions of the Grantee either prior to or after exercise of the Option as determined by the Board, so long as any such additional restrictions and conditions are consistent with the terms of this Plan.

9

     6.4 Additional Terms Applicable to Incentive Stock Options
     (a) An Incentive Stock Option may be granted only to a person who at the time of grant is an Employee (including officers and directors who are employees).
     (b) If an Incentive Stock Option is to be granted to a person who, immediately before an Option is granted, directly or indirectly (within the meaning of section 424 of the Code and the regulations promulgated thereunder) possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, determined in accordance with sections 422 and 424 of the Code, or any successor provisions, and the regulations promulgated thereunder, then (i) the Exercise Price for the shares subject to such Award shall be at least 110% of the Fair Market Value of the Common Stock subject to such Award on the date of the Award and (ii) such Award may not be exercised after the expiration of five (5) years from the date the Award is granted.
     (c) To the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable hereunder for the first time by any Grantee during any one calendar year (under this Plan and all other stock option plans of the Company or any Subsidiary corporation of the Company) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. For purposes of this paragraph, Options shall be taken into account in the order in which they were granted unless otherwise required by the Code.
     (d) Each Grantee of an Incentive Stock Option shall, if stock acquired upon exercise of an Option is disposed of by a Grantee in a disqualifying disposition, within the meaning of Section 422 of the Code, notify the Company in writing of the date and terms of such disposition. Pursuant to Section 422 of the Code, in no event may an Option be treated as an ISO if it is exercised more than three (3) months after the date of the Grantee’s termination of employment (other than for death or disability, as defined below). A disqualifying disposition by a Grantee shall not affect the status of any other Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.
     (e) Options shall be nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Grantee only by the Grantee (or in the event of his disability (as defined in section 22(e)(3) of the Code), by his guardian or legal representative) and after his death, only by the Grantee’s legal representatives, heirs, legatees, or distributees.
     6.5 Procedure for Exercise of Options.
     (a) Options shall be exercised by the delivery of a written notice from the Participant to the Company in a form prescribed by the Committee setting forth the

10

number of Shares with respect to which the Option is to be exercised, accompanied by full payment or provision for full payment for the Shares. The Option Price shall be payable to the Company in full in cash, or its equivalent, or by delivery of Shares of Stock (not subject to any security interest or pledge) having a Fair Market Value at the time of exercise equal to the Exercise Price of the Shares, or by a combination of the foregoing. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a Cashless Exercise of the Option. As soon as practicable, after receipt of written notice and full payment of the Option Price, the Company shall deliver to the Participant a stock certificate or other evidence of Stock ownership evidencing the number of Shares with respect to which the Option was exercised.
     (b) The Committee may require that a minimum number of shares be exercised with respect to such partial exercise of Awards granted under the Plan. Except as otherwise expressly provided in writing by the Committee, an Option may not be exercised for a fractional share of Common Stock.
     (c) If the Grantee has been granted both Incentive Stock Options and Nonstatutory Stock Options, the exercise must specify which Options are being exercised. In the event that the exercise of an Option is treated in part as the exercise of an ISO and in part as the exercise of a Nonstatutory Stock Option, the Company shall issue a certificate evidencing the shares of Common Stock treated as acquired upon the exercise of an ISO and a separate certificate evidencing the shares of Common Stock treated as acquired upon the exercise of a Nonstatutory Stock Option, and shall identify each such certificate accordingly in its stock transfer records. If the shares are not certificated at the time of issuance of any shares, the Company shall cause the appropriate entries to be made on is stock records and provide evidence of ownership to the Optionee who has exercised the Option.
     (d) All shares of Common Stock issued under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws or regulations. The Board may cause a legend or legends to be put on any certificates to include or make appropriate reference to such restrictions and may place similar restrictions on the records or documents evidence shares of Stock for which no certificates are issued.
Section 7. Stock Appreciation Rights
     7.1 Grant of Stock Appreciation Rights.
     (a) The Committee may grant Stock Appreciation Rights to Participants. The Committee is authorized to grant Stock Appreciation Rights either independently of an Option (“Stand-alone SARs”) or in tandem with an Option (“Tandem SARs”). An

11

Award of Stock Appreciation Rights shall be reflected in an Award Agreement that contains all applicable provisions of Section 6. In the absence of any designation, Stock Appreciation Rights shall be presumed to be Tandem SARs.
     (b) A Tandem SAR shall pertain to, and be granted only at the same time and in conjunction with, a related underlying Option granted under this Plan. The number of shares of Common Stock subject to the Tandem SAR may be all or part of the shares subject to the related Option, as determined by the Committee. The Tandem SAR shall be exercisable only to the same extent and subject to the same conditions as the Option related thereto are exercisable under the Plan unless and until the Committee imposes additional conditions upon the grant or exercise of such Stock Appreciation Rights. The exercise, lapse or forfeiture of a Tandem SAR shall cancel an equal number of Options and vice versa.
     (c) A Stand-alone SAR may be exercisable upon such terms and conditions as the Committee shall establish but, unless specifically provided by the Award Agreement, will not be tied to any underlying Option. The exercise, lapse or forfeiture of a Stand-alone SAR will not cancel any Options awarded to a Grantee nor will the exercise, lapse or forfeiture of an Option cancel any Stock Appreciation Rights. However, the exercise of a Stock Appreciation Right will reduce the number of shares of Common Stock available for issuance under the Plan.
     (d) No Stock Appreciation Rights granted under the Plan may be exercisable after the expiration of ten years from the Grant Date.
     7.2 Exercise Price. The exercise price of each share subject to a Stock Appreciation Right shall be determined at the time of grant by the Committee, subject to the limitation that the grant price shall not be less than 100% of Fair Market Value of a share of Common Stock on the Grant Date.
     7.3 Exercise. Stock Appreciation Rights shall be exercised by the delivery of a written notice from the Participant to the Company in a form prescribed by the Committee. Upon such exercise, the Participant shall be entitled to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the Exercise Price thereof multiplied by the number of Shares for which the Stock Appreciation Right was granted.
     7.4 Payment. Payment upon exercise of the Stock Appreciation Right shall be in the amount of the full Exercise Price therefore, and shall be made in the form of cash, cash installments, Shares of Common Stock, or a combination thereof, as determined in the sole and complete discretion of the Committee. However, if any payment in the form of Shares results in a fractional share, such payment for the fractional share shall be made in cash.

12

Section 8. Restricted Stock and Restricted Stock Units
     8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants, and in such amounts and for such duration and/or consideration as it shall determine.
     8.2 Restricted Stock Award Agreement. Each Restricted Stock and Restricted Stock Unit granted hereunder shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the conditions which must be satisfied prior to removal of the restriction, the number of Shares of Restricted Stock or Restricted Stock Units granted, payment terms for each such Award (e.g. whether the Award will be paid in shares of Stock, cash or a combination thereof, and whether payment will be in a lump sum or installments), and such other provisions as the Committee shall determine. The Committee may specify, but is not limited to, the following types of restrictions in the Award Agreement: (i) continuation in employment or in a particular position with the Company or any Affiliate, (ii) restrictions on acceleration or achievement of terms or vesting based on any Performance Criteria, including, but not limited to, absolute or relative increases in total shareholder return, revenues, sales, net income, or net worth of the Company, any of its Subsidiaries, divisions, business units or other areas of the Company; and (iii) any other restrictions which the Committee may deem advisable, including requirements established pursuant to the Securities Act, the Exchange Act, the Code and any securities trading system or stock exchange upon which such Shares under the Plan are listed. A Restricted Stock or Restricted Stock Unit granted hereunder shall be considered forfeitable until such conditions are satisfied or waived by the Committee.
     8.3 Nontransferability. Except as provided in this Section 8, the Shares of Restricted Stock or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the applicable Award Agreement. All rights with respect to the Restricted Stock and Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.
     8.4 Removal of Restrictions. Except as otherwise noted in this Section 8, Restricted Stock and Restricted Stock Units covered by each Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the Committee.
     8.5 Voting Rights. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those shares.
     8.6 Dividends and Other Distributions. During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or

13

distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were distributed. No dividend or distribution shall be made with respect to Restricted Stock Units.
     8.7 Additional Restrictions on Restricted Stock Units. For purposes of Section 409A of the Code, a Participant shall have a legally binding right to a Restricted Stock Unit on the date that an Award Agreement signed by the Grantee covering such Award is returned to the Company. Any amount payable upon exercise of the Restricted Stock Unit (whether paid in cash, shares of stock or a combination of cash and stock) shall be paid to the Grantee on a date selected by the Company but not later than 2 1/2 months after the close of the year in which the conditions to which the Restricted Stock Unit are subject are satisfied. Payment with respect to a Restricted Stock Unit may not be postponed or exchanged for any other type of benefit. Payment with respect to a Restricted Stock Unit may not be accelerated except in the case of the death or Disability of the Participant or a Change of Control.
Section 9. Performance Awards
     9.1 Grant of Performance Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee, at any time and from time to time, may issue Performance Awards in the form of either Performance Units or Performance Shares to Participants subject to the Performance Criteria, Performance Period and other consideration or restrictions as it shall determine. The Committee shall have complete discretion in determining the number and value of Performance Units or Performance Shares granted to each Participant.
     9.2 Value of Performance Awards. The Committee shall determine the number and value of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set Performance Criteria in its discretion for each Participant who is granted a Performance Award. The extent to which such Performance Criteria are met will determine the value of the Performance Unit or Performance Share to the Participant. Such Performance Criteria may be particular to a Participant, may relate to the performance of the Company or Subsidiary which employs him or her, may be based on the division or business unit which employs him or her, may be based on the performance of the Company and its Subsidiaries generally, or any combination of the foregoing. The Performance Criteria may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The Performance Criteria may be absolute in their terms or measured against, or in relationship to, other companies comparably, similarly or otherwise situated. The terms and conditions of each Performance Award will be set forth in an Award Agreement.
     9.3 Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the Performance Criteria established by the Committee and set forth in the Award Agreement have been satisfied.

14

     9.4 Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of the Performance Award shall be made in cash, Stock, or a combination thereof and may be made in a lump sum or installments all as determined by the Committee and set forth in the related Award Agreement.
     9.5 Time of Settlement of Performance Units. For purposes of Section 409A of the Code, a Participant shall have a legally binding right to the Performance Unit or Performance Share on the date that an Award Agreement signed by the Grantee covering such Award is returned to the Company. Any amount payable upon settlement of a Performance Unit or Performance Share (whether paid in cash, shares of stock or a combination of cash and stock) shall be paid to the Grantee on a date selected by the Company but not later than 2 1/2 months after the close of the year in which the conditions to which the Performance Unit or Performance Share are subject are satisfied. Payment with respect to a Performance Unit or Performance Share may not be postponed or exchanged for any other type of benefit. Payment with respect to a Performance Unit or performance Share may not be accelerated except in the case of the death or Disability of the Participant or a Change of Control
Section 10. Bonus Stock
Subject to the terms and provisions of the Plan and applicable law, the Committee may, at any time and from time to time, award shares of Bonus Stock to Participants under the Plan without cash consideration. The Committee shall determine and indicate in the related Award Agreement whether such shares of Bonus Stock shall be unencumbered of any restrictions (other than those which the Committee deems necessary or advisable to comply with law) or shall be subject to restrictions and limitations similar to those referred to in Section 9. In the event the Committee assigns any restrictions on the shares of Bonus Stock, then such shares shall be subject to at least the following restrictions:
(i)	No Shares of Bonus Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated if such Shares are subject to restrictions which have not lapsed or been satisfied.

(ii)	If any condition of vesting of the shares of Bonus Stock is not met, all such Shares subject to such vesting shall be delivered to the Company (in a manner determined by the Committee) within 60 days of the failure to meet such conditions without any payment from the Company.
Section 11. Other Stock Based Awards
     11.1 Grant of Other Stock Based Awards. Subject to the terms and provisions of the Plan and applicable law, the Committee may, at any time and from time to time, issue to Participants, either alone or in addition to other Awards made under the Plan, Stock Unit Awards which may be in the form of Common Stock or other securities. The value of each such Award shall be based, in whole or in part, on the value of the underlying Common Stock on the Grant Date. The Committee, in its sole and complete discretion, may determine that an Award, either

15

in the form of a Stock Unit Award under this Section 11 or as an Award granted pursuant to Sections 6 through 10, may provide to the Participant (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award. Subject to the provisions of the Plan, the Committee, in its sole and complete discretion, shall determine the terms, restrictions, conditions, vesting requirements, and payment rules of the Award. The Award Agreement shall specify the rules of each Award as determined by the Committee. However, each Stock Unit Award need not be subject to identical rules. No Stock Award may contain any feature for the deferral of compensation unless the terms thereof are provided in the Agreement.
     11.2 Rules. The Committee, in its sole and complete discretion, may grant a Stock Unit Award subject to the following rules:
     (a) To the extent Stock Unit Awards are deemed to be derivative securities within the meaning of Rule 16b-3, the rights of a Participant who is subject to Section 16 of the Exchange Act with respect to such Awards shall not vest or be exercisable until the expiration of at least six months from the Award Date. All rights with respect to such Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her guardian or legal representative.
     (b) Stock Unit Awards may require the payment of cash consideration by the Participant in receipt of the Award or provide that the Award, and any Common Stock or other securities issued in conjunction with the Award, be delivered without the payment of cash consideration.
     (c) The Committee, in its sole and complete discretion, may establish certain Performance Criteria that may relate in whole or in part to receipt of Stock Unit Awards.
     (d) Stock Unit Awards may be subject to a deferred payment schedule and/or vesting over a specified period; provided, however, that unless specifically provided by the Agreement, no payment of a Stock Unit Award may be postponed beyond the 15th day of the third month of the calendar year following the year in which such Stock Unit Award ceased to be subject to a substantial risk of forfeiture.
     (e) The Committee, in its sole and complete discretion, as a result of certain circumstances, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on a Stock Unit Award.

16

Section 12. Special Provisions Applicable to Covered Participants
     12.1 Priority of this Section. Each Award to a Covered Participant shall be governed by the conditions of this Section 12 in addition to the requirements for specific types of Awards provided in Sections 6 through 11 above. Should conditions set forth under this Section 12 conflict with the requirements of Sections 6 through 11, the conditions of this Section 12 shall prevail.
     12.2 Performance Criteria. All Performance Criteria relating to Covered Participants for a relevant Performance Period shall be established by the Committee in writing not less than 90 days prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code. The Performance Criteria to be used for purposes of such Awards may include any one or more of the following business criteria or such other criteria as established by the Committee:
(i)	Earnings either in the aggregate or on a per-share basis (basic or diluted), before or after taxes, before or after depreciation and amortization, and before or after interest expense;

(ii)	Net income (before or after taxes);

(iii)	Operating income;

(iv)	Cash flow;

(v)	Working capital;

(vi)	Return on assets, invested capital, equity, or sales;

(vii)	Share price (including increases in price, total stockholder return, or attainment by the Shares of a specified value for a specified period of time);

(viii)	Reductions in costs or expense levels;

(ix)	Net economic value;

(x)	Economic value added;

(xi)	Debt to capital ratio;

(xii)	Profit return and margins.
     12.3 Additional Requirements for Award Agreements for Covered Participants. Each Award Agreement for a Covered Participant shall provide such terms and conditions as necessary to comply with Section 162(m). The compensation payable to a Covered Employee

17

under an Award Agreement may not be increased subsequent to the Grant Date either pursuant to the terms of the Award Agreement or by the exercise of any discretion by the Committee.
     12.4 Without limiting the generality of the foregoing, all Awards to Covered Participants shall be subject to the following restrictions.
     (a) The Committee may measure any one or more of the Performance Criteria based on the Company and a whole or on any one or more Subsidiaries or other business units.
     (b) The Performance Criteria must be objective and must satisfy third party “objectivity” standards under Code Section 162(m), and the regulations promulgated thereunder.
     (c) The Performance Criteria shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.
     (d) The Award and payment of any Award under this Plan to a Covered Participant with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Criteria that are applicable to such Award. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Criteria have been satisfied. Resolutions adopted by the Committee may be used for this purpose.
     (e) The aggregate maximum Awards that may be paid (in cash or in shares of Stock or a combination thereof) to any Covered Participant under the Plan pursuant to Sections 8, 9, 10 and 11 during any calendar year shall be an amount equivalent to the fair market value of 100,000 shares of Stock, such fair market value to be determined as of the first day of such calendar year.
     (f) All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purposes of this Section 12.
Section 13. Change In Control
     Notwithstanding any other provision of this Plan, in the event of a Change in Control: (i) all outstanding Options shall immediately become fully vested and exercisable; (ii) all Periods of Restriction shall be deemed to have been completed; (iii) all Performance Criteria shall be deemed to have been satisfied in full; and (iv) all other restrictions of any kind applicable to all outstanding Awards shall be deemed to have lapsed or been satisfied in full; provided that none of the effects described in (i) — (iv) above shall occur if the Change in Control, or the transaction, event or occurrence causing the Change in Control was duly and effectively approved in advance by the affirmative vote of a majority of the Company’s Board of Directors.

18

Section 14. General Provisions
     14.1 Plan Term. The Plan was adopted by the Board on April ___, 2008, subject to the approval of shareholders within one year thereafter. For purposes of Section 422 of the Code, the date of approval of the Plan shall be the date of the Board’s approval. The Plan shall terminate ten (10) years after that date unless sooner terminated as provided herein; however, all Awards made prior to, and which are outstanding on such date, shall remain valid in accordance with their terms and conditions.
     14.2 Withholding. The Company shall have the right to deduct or withhold, or require a Participant to remit to the Company, any taxes required by law to be withheld from Awards made under this Plan. In the event an Award is paid in the form of Common Stock, the Committee may require the Participant to remit to the Company the amount of any taxes required to be withheld from such payment in Common Stock, or, in lieu thereof, the Company may withhold (or the Participant may be provided the opportunity to elect to tender) the number of shares of Common Stock equal in Fair Market Value to the amount required to be withheld.
     14.3 Nontransferability. Except with respect to Nonstatutory Stock Options, no Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution. Further, no lien, obligation, or liability of the Participant may be assigned to any right or interest of any Participant in an Award under this Plan.
     14.4 No Right to Employment. Neither the Plan, nor any Award made, or any other action taken, hereunder shall be construed as giving any Participant or other person any right of employment or continued employment or service with the Company or any Subsidiary or Affiliate.
     14.5 Rights as Shareholder. Subject to the terms and conditions of each particular Award, no Participant or Designated Beneficiary shall be deemed a shareholder of the Company nor have any rights as such with respect to any shares of Common Stock to be provided under the Plan until he or she has become the holder of such shares.
     14.6 Construction of the Plan. The Plan and all Agreements shall be governed, construed, interpreted and administered in accordance with the laws of the State of Texas. In the event any provision of the Plan or any Agreement shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof.
     14.7 Amendment of Plan. The Committee or the Board of Directors may amend, suspend, or terminate the Plan or any portion thereof at any time, provided such amendment is made with shareholder approval if and to the extent such approval is necessary to comply with

19

any legal requirement, including for these purposes any approval requirement which is a requirement for the performance-based compensation exception under Code Section 162(m).
     14.8 Amendment of Award. In its sole and complete discretion, the Committee may at any time amend any Award for the following reasons: (i) additions and/or changes are made to the Code, any federal or state securities law, or other law or regulations applicable to the Award; or (ii) any other event not described in clause (i) occurs and the Participant gives his or her consent to such amendment.
     14.9 Exemption from Computation of Compensation for Other Purposes. By acceptance of an applicable Award under this Plan, subject to the conditions of such Award, each Participant shall be considered in agreement that all shares of Stock sold or awarded and all Options granted under this Plan shall be considered extraordinary, special incentive compensation and will not be included as “earnings,” “wages,” “salary” or “compensation” in any pension, welfare, life insurance, or other employee benefit arrangement of the Company unless expressly provided otherwise in one or more of such arrangements.
     14.10 Legend. In its sole and complete discretion, the Committee may elect to legend certificates representing Shares sold or awarded under the Plan, to make appropriate references to the restrictions imposed on such Shares.
     14.11 Certain Participants. All Award Agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b-3. All performance-based Awards to Covered Participants shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Committee, in its discretion, determines that any such Award is not intended to qualify for the exemption for performance-based compensation under Code Section 162(m).
     14.12 Unfunded Plan. The Plan is not intended to be a plan of deferred compensation subject to ERISA. Except for Restricted Stock Units, Performance Units and Performance Shares, this Plan is not intended to constitute to be a plan of deferred compensation for purposes of Section 409A of the Code.
     EXECUTED effective as of the                      day of                     , 2008.

GREEN HUNTER ENERGY, INC.

By:
Title:

20

REVOCABLE PROXY
GREENHUNTER ENERGY, INC.
1048 Texan Trail, Grapevine, TX 76051
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     The undersigned hereby appoints Gary C. Evans and Michael K. Studer, or either of them, with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of GreenHunter Energy, Inc., (the “Company”) to be held on Monday, June 2, 2008, at our biodiesel refinery located at 13605 Industrial Road, Houston, TX 77015 at 8:30 a.m., Central Daylight Time, and any and all adjournments or postponements thereof, with respect to the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before the meeting.
(1)	To elect seven directors, each to serve until their respective successors are duly qualified and elected;

☐ FOR ☐ AGAINST ☐ FOR ALL EXCEPT (See instructions below.)

Nominees: ☐ Gary C. Evans ☐ Michael K. Studer ☐ Renato T. Bertani

☐ Stuart W. Ray ☐ James R. Sasser ☐ Ronald H. Walker ☐ Robert J. Zahradnik

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold, as shown here: ☑
(2)	To consider and vote upon a proposal by the Board of Directors to ratify the Company’s 2008 Long-Term Incentive Compensation Plan;

☐ FOR ☐ AGAINST ☐ ABSTAIN
(3)	To consider and vote upon a proposal to ratify restricted stock grants to certain executive officers; and

☐ FOR ☐ AGAINST ☐ ABSTAIN
(4)	To ratify the appointment of Hein & Associates as the Company’s independent auditors to examine the accounts of the Company for the fiscal year ending December 31, 2008.

☐ FOR ☐ AGAINST ☐ ABSTAIN
Your Board of Directors unanimously recommends a vote FOR the proposals set forth above
(Continued and to be signed on the reverse side)

(Continued from other side)
This Proxy will be voted at the Special Meeting or any adjournment or postponement thereof as specified. If no specifications are made, this Proxy will be voted FOR the proposals as set forth above. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

Date: , 2008

(Signature)

(Please print your name)
     (Please sign name as fully and exactly as it appears opposite. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by an authorized person.)
PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY
AT THE ADDRESS STATED ON THE RETURN ENVELOPE.